As filed with the Securities and Exchange Commission on July 30, 2007

Securities Act File No. 33-41694

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. [ ]

Post-Effective Amendment No. [ ]

ING SERIES FUND, INC.

(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034

(Address of Principal Executive Offices) (Zip Code)

1-800-992-0180

(Registrant's Area Code and Telephone Number)

Huey P. Falgout, Jr.

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(Name and Address of Agent for Service)

With copies to:

Jeffrey S. Puretz, Esq.

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006-2401

___________________

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

_________________________________________

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

_____________________________________________

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

ING MAGNACAP FUND

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-992-0180

September 10, 2007

Dear Shareholder:

The Board of Directors has called a Special Meeting of shareholders of ING MagnaCap Fund ("MagnaCap Fund"), a series of ING Investment Funds, Inc., a Maryland corporation, which is scheduled for October 30, 2007, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

The Board of Directors of MagnaCap Fund has reviewed and approved, and recommends that shareholders approve, the following proposals:

(I)	the amendment to the Articles of Incorporation of ING Investment Funds, Inc.; and
(II)

the proposed reorganization (the "Reorganization") of MagnaCap Fund with and into ING Growth and Income Fund ("Growth and Income Fund") (each a "Fund" and collectively, the "Funds"). The Funds are members of the mutual fund group called the "ING Funds."

The current Articles of Incorporation of ING Investment Funds, Inc. require an affirmative vote of the holders of two-thirds of ING Investment Funds, Inc.'s outstanding stock to approve any sale, lease or exchange of all the property and assets of the corporation. Proposal I, if approved by shareholders, would eliminate this two-thirds voting requirement, and would allow the Board of Directors to liquidate or reorganize MagnaCap Fund by an affirmative vote of the directors, subject to the approval of a majority of the outstanding shares of the applicable series or class, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), where required. If shareholders approve Proposal I, the majority voting requirement as defined in the 1940 Act would then be applied to determine the voting requirement for shareholders' approval of Proposal II.

If Proposal II is approved by shareholders, you will become a shareholder of Growth and Income Fund on the date that the Reorganization occurs. The Reorganization would provide shareholders of MagnaCap Fund with an opportunity to participate in a larger combined fund with similar investment objectives and strategies.

You are being asked to vote to approve both Proposals I and II. The accompanying document describes these two proposals, including the proposed Reorganization and the comparison of the strategies and expenses of each of the Funds, for your evaluation.

After careful consideration, the Board of Directors of MagnaCap Fund unanimously approved these proposals I and II, and recommends shareholders vote "FOR" the proposals.

A Proxy Statement/Prospectus that describes Proposals I and II is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND RETURN YOUR PROXY CARD TO AUTHORIZE THE NAMED PROXIES TO CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN OCTOBER 29, 2007.

MagnaCap Fund is using Computershare Fund Services, a proxy solicitation firm, to assist shareholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Computershare Fund Services reminding you to exercise your right to vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support.
Sincerely,
/s/ Shaun P. Matthews
Shaun P. Mathews,
President and Chief Executive Officer

ING MAGNACAP FUND

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-992-0180

Notice of Special Meeting of Shareholders

of ING MagnaCap Fund

Scheduled for October 30, 2007

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of ING MagnaCap Fund ("MagnaCap Fund"), a series of ING Investment Funds, Inc., a Maryland corporation, is scheduled for October 30, 2007, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 for the following purposes:

(I)	To approve an amendment to the Articles of Incorporation of ING Investment Funds, Inc;
(II)

To approve an Agreement and Plan of Reorganization by and among ING Investment Funds, Inc., on behalf of MagnaCap Fund and ING Series Fund, Inc., on behalf of ING Growth and Income Fund ("Growth and Income Fund"), providing for the reorganization of MagnaCap Fund with and into Growth and Income Fund; and

(III)

To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on August 8, 2007, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to MagnaCap Fund or by voting in person at the Special Meeting.
By Order of the Board of Directors

/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Secretary

September 10, 2007

ING GROWTH AND INCOME FUND

PROXY STATEMENT/PROSPECTUS

September 10, 2007

TABLE OF CONTENTS
INTRODUCTION
Proposal I
Proposal II
General Information

PROPOSAL I

SUMMARY

PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION

REASONS FOR PROPOSAL I

OTHER INFORMATION
Impact on Shareholder Rights
Required Vote
What Happens if Shareholders Do Not Approve Proposal I?
Impact of the Approval of Proposal I on Shareholders' Vote on Proposal II

PROPOSAL II

SUMMARY
The Proposed Reorganization
Required Vote
Comparison of Investment Objectives and Principal Investment Strategies
Comparison of Fund Characteristics
Comparison of Fund Performance
Comparison of Investment Techniques and Principal Risks of Investing in the Funds

COMPARISON OF FEES AND EXPENSES
Management Fees
Sub-Adviser Fees
Administration Fees
Distribution and Service Fees
Expense Limitation Arrangements
Expense Tables
Fund Expenses
General Information
Key Differences in the Rights of ING MagnaCap Fund's Shareholders and ING Growth and Income Fund's Shareholders

INFORMATION ABOUT THE REORGANIZATION
The Reorganization Agreement
Reasons for the Reorganization
Board Considerations
Tax Considerations
Expenses of the Reorganization
Future Allocation of Premiums

ADDITIONAL INFORMATION ABOUT THE FUNDS
Form of Organization
Adviser
Distributor
Dividends, Distributions, and Taxes
Capitalization

GENERAL INFORMATION ABOUT THE PROXY STATEMENT
Solicitation of Proxies
Voting Rights
Other Matters to Come Before the Special Meeting
Shareholder Proposals

APPENDICES
Form of Agreement and Plan of Reorganization	A-1
Portfolio Manager's Report for ING Growth and Income Fund	B-1
Additional Information Regarding ING Growth and Income Fund	C-1
Security Ownership of Certain Beneficial and Record Owners	D-1

PROXY STATEMENT/PROSPECTUS

ING GROWTH AND INCOME FUND

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-992-0180

September 10, 2007

INTRODUCTION

This combined proxy statement and prospectus ("Proxy Statement/Prospectus") relates to a Special Meeting of shareholders of ING MagnaCap Fund ("MagnaCap Fund"), a series of ING Investment Funds, Inc., a Maryland corporation, to be held on October 30, 2007. As more fully described in this Proxy Statement/Prospectus, the purposes of the Special Meeting are to vote on the following proposals (the "Proposals"):

(I)	the amendment to the Articles of Incorporation of ING Investment Funds, Inc.; and

(II)	a proposed reorganization ("Reorganization") of MagnaCap Fund with and into ING Growth and Income Fund ("Growth and Income Fund") (each a "Fund" and collectively, the "Funds").

PROPOSAL I

The Board of Directors of ING Investment Funds, Inc. (the "Board") seeks approval of an amendment to ING Investment Funds, Inc.'s Articles of Incorporation, as restated, amended and supplemented (the "Articles of Incorporation"). Proposal I, if approved, would eliminate the requirement that any sale, lease or exchange of all the property and assets of ING Investment Funds, Inc. be subject to an affirmative vote of the holders of two-thirds of ING Investment Funds, Inc.'s stock, and would permit the Board of Directors to liquidate or reorganize MagnaCap Fund by the affirmative vote of the Board, subject to the approval of a majority of the outstanding shares of the applicable series or class as defined in the 1940 Act, where so required. If shareholders approve Proposal I, the majority voting requirement as defined in the 1940 Act would then be applied to determine the voting requirement for shareholders' approval of Proposal II.

PROPOSAL II

The Board also seeks shareholders' approval of the proposed Reorganization of MagnaCap Fund with and into Growth and Income Fund. Under an Agreement and Plan of Reorganization (the "Reorganization Agreement"), MagnaCap Fund would transfer its assets to Growth and Income Fund in exchange for shares of beneficial interest of Growth and Income Fund and the assumption by Growth and Income Fund of MagnaCap Fund's known liabilities as of the Closing Date (as defined below). Shares of Growth and Income Fund would then be distributed to shareholders of MagnaCap Fund so that each shareholder would receive a number of full and fractional shares of Growth and Income Fund equal to the aggregate value of the number of shares of MagnaCap Fund held by such shareholder. As a result of the Reorganization, MagnaCap Fund will distribute shares of Growth and Income Fund on November 10, 2007, or such other date as the parties may agree (the "Closing Date"). Since MagnaCap Fund is the only series of ING Investment Funds, Inc., it is contemplated that after the Reorganization, ING Investment Funds, Inc. will be dissolved.

Because you, as a shareholder of MagnaCap Fund, are being asked to approve the Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of Growth and Income Fund, this Proxy Statement also serves as a Prospectus for Growth and Income Fund. Growth and Income Fund is a diversified, open-end management investment company, which seeks long-term growth of capital and income.

GENERAL INFORMATION

This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know in considering the Reorganization. A Statement of Additional Information ("SAI") relating to this Proxy Statement, dated September 10, 2007, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, strategies and restrictions of the Funds, see the Class A, Class B, Class C and Class M Prospectus and Class I Prospectus of MagnaCap Fund, dated September 30, 2006, which are incorporated by reference; and the Class A, Class B and Class C Prospectus and Class I Prospectus of Growth and Income Fund, dated September 30, 2006. Each Fund's SAI, dated September 30, 2006, is incorporated herein by reference (for MagnaCap Fund, File No: 811-01939; for Growth and Income Fund, File No: 333-133655). Each Fund also provides periodic reports to its shareholders, which highlight certain important information about the Funds, including investment results and financial information. The financial statements and accountant's reports contained in the semi-annual report of each Fund, dated November 30, 2006, and in the annual report for each Fund, dated May 31, 2007, are incorporated herein by reference. For a copy of each current prospectus, SAI, annual report, and semi-annual report for each of the Funds without charge, or for a copy of the SAI relating to this Proxy Statement/Prospectus, contact the Funds at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling the Funds at 1-800-992-0180. You can also visit our website at www.ingfunds.com for additional information about the Funds.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy materials and other information with the SEC. You can copy and review information about each Fund, including the SAI, reports, proxy materials and other information at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the Public Reference Room by calling the SEC at 1-202-551-8090. Such materials are also available in the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, 100 F. Street N.E., Washington, D.C. 20549.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROPOSAL I

AMENDMENT TO THE ARTICLES OF INCORPORATION

SUMMARY

ING Investment Funds, Inc. is a Maryland corporation that operates under the Articles of Incorporation. The Articles of Incorporation currently require an affirmative vote of the holders of two-thirds of ING Investment Funds, Inc.'s stock to approve any sale, lease or exchange of all the property and assets of the corporation. The Board of ING Investment Funds, Inc. has approved, and recommends that shareholders of ING Investment Funds, Inc. approve, deleting this two-thirds voting requirement and adding a provision that authorizes the Board to liquidate any series or class of shares of ING Investment Funds, Inc. by an affirmative vote of the directors, subject to the approval of a majority of the outstanding shares of the applicable series or class as defined in the 1940 Act.

PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION

It is proposed that the last paragraph of Article Seventh of the Articles of Incorporation as quoted below is deleted:

When and as authorized by the affirmative vote of the holders of two-thirds of the stock issued and outstanding given at a stockholders' meeting duly called for that purpose or when authorized by the written consent of the holders of two-thirds of the stock issued and outstanding, to sell, lease or exchange all of the property and assets of the corporation including its good will and its corporate franchise upon such terms and conditions and for such consideration which may be in whole or in part shares of stock in and/or other securities of any other corporation or corporations, as the Board of Directors shall deem expedient and for the best interest of the corporation.

It is also proposed that the deleted language is replaced with the following new paragraph:

Subject to the requirements of the Investment Company Act of 1940, as amended, the Board of Directors may cause the Corporation to redeem at net asset value all or any proportion of the outstanding shares of any class from a holder upon such conditions established by the Board of Directors in its sole discretion for any other purpose, including, without limitation, a reorganization or liquidation of one or more classes.

If the proposed amendment to the Articles of Incorporation is approved, any sale, lease or exchange of all the property and assets of the corporation would no longer require an affirmative vote of the holders of two-thirds of ING Investment Funds, Inc.'s stock. However, such a transaction may continue to be subject to the requirements under the 1940 Act and the Maryland General Corporation Law. For example, the 1940 Act requires that a merger of a series of ING Investment Funds, Inc. into another ING fund be approved by a majority of the series' outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a company means "the vote, at the annual or a special meeting of the security holders of such company duly called, (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is the less."

REASONS FOR PROPOSAL I

If Proposal I is approved by shareholders, Proposal II would be subject only to a majority voting requirement as defined under the 1940 Act, not the two-thirds voting requirement under the current Articles of Incorporation, and therefore it would lessen the possibility that Proposal II might fail because a sufficient number of shareholders do not exercise their voting rights. Moreover, Proposal I, if approved, would align the Articles of Incorporation of ING Investment Funds, Inc. with the charters of other mutual funds in the ING family of funds.

OTHER INFORMATION

Impact on Shareholder Rights

The rights that each shareholder of MagnaCap Fund possesses individually under the Articles of Incorporation and any rights that the shareholder possesses under applicable laws will not be changed by the proposed amendment to the Articles of Incorporation. However, because the Proposal will decrease the percentage of shareholders required to approve the exchange of all the property and assets of ING Investment Funds, Inc., you should consider that a shareholder protection will have been diminished.

Required Vote

Pursuant to the Articles of Incorporation, approval of Proposal I requires the affirmative vote of the holders of a majority of the outstanding shares of ING Investment Funds, Inc. entitled to vote thereon. Since MagnaCap Fund is the last series of ING Investment Funds, Inc., approval of Proposal I requires the affirmative vote of the holders of a majority of the outstanding shares of MagnaCap Fund entitled to vote thereon. All shares will vote together as a single class.

What Happens if Shareholders Do Not Approve Proposal I?

If shareholders of MagnaCap Fund do not approve Proposal I, the existing Articles of Incorporation will remain unchanged. As a result, shareholders' approval of Proposal II would continue to be subject to the two-thirds voting requirement as required under the existing Articles of Incorporation.

Impact of the Approval of Proposal I on Shareholders' Vote on Proposal II

As discussed below in Proposal II, the Board has also approved, and recommends that shareholders approve, the proposed Reorganization of MagnaCap Fund with and into Growth and Income Fund. The implementation of Proposal II is not contingent upon shareholders' approval of Proposal I and the implementation of Proposal I is not contingent upon shareholders' approval of Proposal II. However, it is contemplated that upon shareholders' approval of Proposal I at the Special Meeting, the amended Articles of Incorporation will immediately be filed with the State Department of Assessments and Taxation of Maryland and will take effect immediately upon such filing. As a result, shareholders' vote on Proposal II would then be subject to the amended Articles of Incorporation and the approval of Proposal II would then require only a vote of a "majority of the outstanding voting securities" as defined under the 1940 Act. However, if shareholders do not approve Proposal I, the approval of Proposal II would continue to require an affirmative vote of the holders of two-thirds of ING Investment Funds, Inc.'s stock.

AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF MAGNACAP FUND UNANIMOUSLY APPROVED PROPOSAL I. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL I.

PROPOSAL II

APPROVAL OF THE REORGANIZATION PLAN

SUMMARY

In considering Proposal II, you should read this entire Proxy Statement/Prospectus carefully. You should also review the Reorganization Agreement, which is attached hereto as Appendix A. Also, you should consult the Class A, Class B and Class C Prospectus and Class I Prospectus, both dated September 30, 2006, for more information about Growth and Income Fund.

The Proposed Reorganization

At a meeting held on July 12, 2007, the Board of Directors of MagnaCap Fund approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

o	the transfer of all of the assets of MagnaCap Fund to Growth and Income Fund in exchange for shares of beneficial interest of Growth and Income Fund;

o	the assumption by Growth and Income Fund of the liabilities of MagnaCap Fund known as of the Closing Date (as described below);

o	the distribution of shares of Growth and Income Fund to the shareholders of MagnaCap Fund; and

o	the complete liquidation of MagnaCap Fund.

Shares of Growth and Income Fund would then be distributed to shareholders of MagnaCap Fund so that each shareholder would receive a number of full and fractional shares of Growth and Income Fund equal to the aggregate value of shares of MagnaCap Fund held by such shareholder.

As a result of the Reorganization, each owner of Class A, Class B, Class C and Class I shares of MagnaCap Fund would become a shareholder of the corresponding share class of Growth and Income Fund. Each owner of Class M shares of MagnaCap Fund would become a shareholder of Class A shares of Growth and Income Fund, which have a lower fee structure than that of the Class M shares of MagnaCap Fund. The Reorganization is expected to be effective on the Closing Date, which is November 10, 2007, or such other date as the parties may agree.

Each shareholder will hold, immediately after the Closing Date, shares of Growth and Income Fund having an aggregate value equal to the aggregate value of the shares of MagnaCap Fund held by that shareholder as of the close of business on the Closing Date.

In considering whether to approve the Reorganization, you should note that:

o

The Funds have similar investment objectives: MagnaCap Fund seeks growth of capital, with dividend income as a secondary consideration, and Growth and Income Fund seeks long-term growth of capital and income;

o	MagnaCap Fund primarily invests in large-cap value stocks and Growth and Income Fund emphasizes investments in large-cap growth and value stocks;

o	MagnaCap Fund utilizes a classic relative value style while Growth and Income Fund relies on a growth and income approach;

o	Both Funds employ bottom-up fundamental analysis for securities selection, and income is a factor in securities selection for the Funds;

o

Both Funds are advised by ING Investments, LLC ("ING Investments") and sub-advised by ING Investment Management Co. ("ING IM"), and Scott Lewis has served as MagnaCap Fund's portfolio manager since 2005 and as Growth and Income Fund's co-portfolio manager since 2006;

o

While MagnaCap Fund is the larger fund (approximately $386.8 million versus $98.0 million for Growth and Income Fund as of May 31, 2007), the 1-year and 3-year performance of Growth and Income Fund is superior to that of MagnaCap Fund;

o

After the Reorganization, the 12b-1 fees for Class A and Class M shareholders of MagnaCap Fund will be lower while 12b-1 fees for shareholders of other classes of MagnaCap Fund will remain the same, and the advisory fees for all shareholders of MagnaCap Fund will be lower;

o	The net expenses for Class A, Class B, Class C and Class M shareholders of MagnaCap Fund will decrease, while the net expenses for Class I shareholders of MagnaCap Fund will remain the same;

o	The Funds have substantially similar distribution and purchase options, exchange rights and redemption procedures;

o	Each Fund is distributed by ING Funds Distributor, LLC;

o

Shareholders of MagnaCap Fund will be offered the ability to redeem their shares without incurring any contingent deferred sales charge for the period from the close of business on August 8, 2007 through the 30th day after the Closing Date;

o

Certain holdings of MagnaCap Fund that are transferred to Growth and Income Fund in connection with the Reorganization may be sold prior to or shortly after the Reorganization; such sales would result in increased transaction costs and may result in the realization of taxable gains or losses for the Funds; and

o

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization; accordingly, pursuant to this treatment, neither MagnaCap Fund nor its shareholders, nor Growth and Income Fund nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transfers of assets and shares under the Reorganization Agreement.

Prior to the Closing Date, MagnaCap Fund will pay to its shareholders a cash distribution which is intended to distribute any undistributed investment company taxable income and any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. This distribution would be taxable to shareholders that are otherwise subject to tax.

The gross and net operating expenses before and after the Reorganization, expressed as an annual percentage of the average daily net asset value per share for shares of each Fund as of May 31, 2007, are as follows:

	Class A	Class B	Class C	Class I	Class M
Gross Expenses Before the Reorganization:
MagnaCap Fund	1.11%	1.91%	1.91%	0.83%	1.65%(1)
Growth and Income Fund	1.25%	2.00%	2.00%	1.00%	N/A

	Class A	Class B	Class C	Class I	Class M
Net Expenses Before the Reorganization (After Fee Waiver)
MagnaCap Fund	1.11%	1.91%	1.91%	0.83%	1.65%(1)
Growth and Income Fund	1.25%	2.00%	2.00%	1.00%	N/A

	Class A	Class B	Class C	Class I
After the Reorganization: Growth and Income Fund Pro Forma
Gross estimated expenses of Growth and Income Fund	1.19%	1.94%	1.94%	0.94%
Net estimated expenses of Growth and Income Fund(2)	1.08%	1.83%	1.83%	0.83%

(1)	MagnaCap Fund Class M will merge into Growth and Income Fund Class A, resulting in approximately 0.58% lower net expense ratio.

(2)

In connection with the Reorganization, pending shareholder approval, ING Investments has entered into a written expense limitation agreement with Growth and Income Fund under which it will limit expenses of Growth and Income Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, from October 1, 2007, through October 1, 2010. There is no guarantee that the expense limit will continue after this date.

Required Vote

If Proposal I is not approved by shareholders, approval of the Reorganization Agreement described in Proposal II requires the affirmative vote of two thirds (66.67%) or more of the shares.

If Proposal I is approved by shareholders, approval of the Reorganization Agreement described in Proposal II will require the affirmative vote of the lesser of (i) 67% or more of the shares present at the meeting, provided that more than 50% of the shares are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares entitled to vote. All shares will vote together as a single class.

After careful consideration, the Board of Directors ("Board") of MagnaCap Fund unanimously approved the proposed Reorganization. The Board recommends that you vote "FOR" the proposed Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies

The following summarizes the investment objective, principal investment strategies and management differences, if any, between MagnaCap Fund and Growth and Income Fund:

	MagnaCap Fund	Growth and Income Fund
Investment Objective	Growth of capital, with dividend income as a secondary consideration.	Long-term growth of capital and income.
Principal Investment Strategies

o     The Fund will normally invest at least 80% of its assets in common stock of large companies.

o      Large companies are those included in the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow or earnings, or the 1,000 largest companies as measured by equity market capitalization. The market capitalization of what the Fund's sub-adviser considers to be large companies will change with market conditions. The Fund's sub-adviser invests in companies which are generally included in either the Russell 1000(R) Value Index or the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index"). While the market cap range for companies in these indices is far reaching, the Fund's sub-adviser will generally not invest in companies with a market capitalization below $1 billion.

o     The Fund normally invests in companies that the Fund's sub-adviser, using a disciplined value approach, considers to be undervalued compared to the overall stock market. Among the criteria the sub-adviser will consider are whether a company has increased dividends or had the financial capability to have increased dividends over the past 10 years. The sub-adviser also analyzes candidates for investment for some catalyst or vector of change that may lead to an increase in the share price.

o      The equity securities in which the Fund may invest include common stocks, convertible securities, and rights or warrants. The Fund may invest the remaining 20% of its assets in other types of securities including foreign securities and smaller companies. Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high-quality debt securities.

o      The Fund's sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

o      The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

o     Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks that the Fund's sub-adviser believes have significant potential for capital appreciation or income growth or both.

o      The Fund's sub-adviser may invest principally in common stocks and securities convertible into common stock having significant potential for capital appreciation, or may purchase common stocks principally for their income potential through dividends or may acquire securities having a mix of these characteristics. The Fund may also engage in option writing.

o      The Fund's sub-adviser utilizes a multi-manager approach for portfolio construction. Both the senior portfolio managers and all of the sector analysts on the team participate in the process, with the sector analysts determining the security selection for each of their sectors for the dedicated portion of the overall portfolio. The senior portfolio managers are responsible for the overall allocation of assets for the Fund, including management of the Fund's overall risk profile.

o     In managing the Fund, the Fund's sub-adviser:

     - Emphasizes stocks of larger companies.

     - Looks to strategically invest the Fund's assets in stocks of mid-sized companies and up to 25% of its total assets in stocks of foreign issuers, depending upon market conditions.

     - Utilizes an intensive, fundamentally driven research process to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, the Fund's sub-adviser attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

o      The Fund may invest in derivative instruments, including but not limited to put and call options.

o      The Fund's sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

o      The Fund may also lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets.

Investment Adviser	ING Investments	ING Investments
Sub-Adviser	ING IM	ING IM
Portfolio Manager(s)	Scott Lewis	Christopher F. Corapi and Scott Lewis

As you can see from the chart, both Funds have similar investment objectives, which are to seek capital growth and income. Both Funds employ bottom-up fundamental analysis for securities selection, and income is a factor in securities selection for the Funds. Both Funds focus on investments in large cap stocks. However, while MagnaCap Fund utilizes a classic relative value style and primarily invests in value stocks, Growth and Income Fund relies on a growth and income approach and emphasizes investments in growth and value stocks. Both Funds can invest in foreign securities and may lend securities on a short-term or long-term basis. Both Funds are advised by ING Investments, sub-advised by ING IM, and managed by Scott Lewis (Growth and Income Fund is also managed by Christopher F. Corapi). Please refer to the "Comparison of Fund Characteristics" table on the next page for more specific information regarding the characteristics of the Funds.

Comparison of Fund Characteristics

The following table compares certain characteristics of the Funds as of May 31, 2007:

	MagnaCap Fund		Growth and Income Fund
Net Assets	$386,780,317		$98,036,593
Number of Holdings	78		95
Fund Turnover Rate	91%		181%
Average market capitalization of companies in the Fund(1)	$89,156,412,185		$91,358,113,294
Market capitalization range of companies in Fund: (1)
Holdings in companies with market capitalizations over $10 billion (as a % of market value*)	75.2%		79.3%
Holdings in companies with market capitalizations between $10 billion and $1 billion (as a % of market value*)	11.1%		5.7%
Holdings in companies with market capitalizations under $1 billion (as a % of market value*)	10.4%		7.8%
Top 5 Industries (as % of net assets)	Diversified Financial Svcs.	16.9%	Diversified Financial Services	7.2%
	Oil & Gas	10.3%	Telecommunications	7.1%
	Insurance	8.3%	Insurance	5.6%
	Banks	6.2%	Pharmaceuticals	5.5%
	Telecommunications	5.4%	Retail	5.5%
U.S. Equity Securities (as a % of market value*)	$371,444,076	96.7%	$84,676,850	92.8%
Foreign Securities (as a % of market value*)	$12,654,855	3.3%	$6,589,935	7.2%
Securities Lending Collateral (as a % of market value*)	$52,248,000	13.6%	$8,850,000	9.7%
Top 10 Holdings (as a % of net assets)	ExxonMobil Corp.	4.6%	ExxonMobil Corp.	4.3%
	AT&T, Inc.	3.6%	AT&T, Inc.	2.6%
	Procter & Gamble Co.	3.1%	American International Group, Inc.	2.3%
	Citigroup, Inc.	3.0%	Utilities Select Sector SPDR Fund	2.3%
	JPMorgan Chase & Co.	2.9%	Cisco Systems, Inc.	2.3%
	Merrill Lynch & Co, Inc.	2.6%	Johnson & Johnson	2.2%
	Bank of America Corp.	2.3%	Intel Corp.	2.2%
	American International Group, Inc.	2.2%	Citigroup, Inc.	1.9%
	Wells Fargo & Co.	2.0%	Procter & Gamble Co.	1.9%
	Goodyear Tire & Rubber Co.	1.9%	General Electric Co.	1.8%

* Excluding fixed-income securities and short-term investments.

(1) For U.S. Equities only.

Comparison of Fund Performance

Set forth below is the performance information for each Fund. The bar charts and table below provide some indication of the risks of investing in each Fund by showing changes in the performance of each Fund from year to year and by comparing each Fund's performance to that of a broad measure of market performance for the same period. The bar charts show the performance of each Fund's Class A shares for each of the past 10 calendar years. Class B, Class C, Class I, and Class M shares, as applicable, will have different performance due to differing expenses. Past performance (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

MagnaCap Fund

Calendar Year-By-Year Returns(1)(2)(3)

[BAR CHART]
1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
27.73	16.09	12.20	1.23	(14.46)	(23.82)	31.93	9.22	6.8	15.78
___________________________
(1)	These figures are for the years ended December 31. They do not reflect sales charges and would be lower if they did.
(2)

During the period shown in the chart, the Fund's best quarterly performance was 18.93% for the 4th quarter of 1998, and the Fund's worst quarterly performance was (24.28)% for the 3rd quarter of 2002. MagnaCap Fund's Class A shares' year-to-date total return as of June 30, 2007, was 7.66%.

(3)

Effective September 30, 2003, MagnaCap Fund changed its investment strategies. Prior to this date, the investment strategies for the Fund were different, although attractive valuation characteristics were part of the prior strategy. In particular, under the former investment strategy, at least 80% of the Fund's assets were invested in companies that met three criteria: (1) attractive valuation characteristics; (2) a strong balance sheet; and (3) the company had increased its dividends or had the capability to have increased its dividends over the past 10 years.

Comparison of Fund Performance

Growth and Income Fund

Calendar Year-by-Year Returns (1) (2) (3) (4)

[BAR CHART]
1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
30.57	14.58	17.62	(11.65)	(18.81)	(25.50)	25.47	11.49	4.13	20.57

_______________________
(1)	These figures are for the years ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)

During the period shown in the chart, the Fund's best quarterly performance was 19.30% for the 4th quarter of 1998, and the Fund's worst quarterly performance was (16.37)% for the 3rd quarter of 2002. Growth and Income Fund's Class A shares' year-to-date total return as of June 30, 2007, was 7.34%.

(3)

Effective March 1, 2002, ING Investments began serving as investment adviser and ING IM, the former investment adviser, began serving as sub-adviser. From March 1, 2004 to August 13, 2006, Wellington Management Company, LLP served as sub-adviser to the Fund. Effective August 14, 2006, ING IM began serving as sub-adviser to the Fund and the Fund's principal investment strategies were changed. Performance from March 1, 2004 through August 13, 2006, is attributable to Wellington Management Company, LLP.

(4)

Effective August 14, 2006, the Fund changed its name from ING Equity Income Fund to ING Growth and Income Fund. Effective March 1, 2004, the Fund changed its name from ING Growth and Income Fund to ING Equity Income Fund.

Average Annual Total Return

(For the periods ended December 31, 2006)

The tables set forth below show the average annual total return (before and after sales taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The after-tax returns shown for each Fund are for Class A shares only; after-tax returns for other classes will vary.

	1 Year	5 Years (Or life of Class)	10 Years (Or life of Class)
MagnaCap Fund(1)
Class A - Before Taxes(2)	9.09%	5.05%	6.30%
Class A - After Taxes on Distributions(2)(3)	8.86%	4.88%	4.03%
Class A - After Taxes on Distributions and Sale of Fund Shares(2)(3)	6.10%	4.31%	4.36%
Class B - Before Taxes(4)	9.88%	5.20%	6.17%
Class C - Before Taxes(5)	13.94%	5.53%	2.26%(6)
Class I - Before Taxes	16.10%	17.97%(7)	N/A
Class M - Before Taxes(8)	11.24%	5.06%	6.08%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)(9)	22.25%	10.86%	11.00%
The S&P 500® Index (reflects no deduction for fees, expenses or taxes)(10)	15.79%	6.19%	8.42%
Growth and Income Fund(11)(12)
Class A - Before Taxes(2)(13)	13.60%	4.29%	4.52%
Class A - After Taxes on Distributions(2)(3)(13)	13.27%	4.06%	2.79%
Class A - After Taxes on Distributions and Sale of Fund Shares(2)(3)(13)	9.07%	3.61%	3.06%
Class B - Before Taxes(4)	14.65%	4.42%	0.60%(14)
Class C - Before Taxes(5)	18.60%	4.72%	0.67%(15)
Class I - Before Taxes	20.83%	5.79%	5.45%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)(9)	22.25%	10.86%	11.00%
The S&P 500® Index (reflects no deduction for fees, expenses or taxes)(10)	15.79%	6.19%	8.42%

____________
(1)

Effective September 30, 2003, MagnaCap Fund changed its investment strategies. Prior to this date, the investment strategies for the Fund were different, although attractive valuation characteristics were part of the prior strategy. In particular, under the former investment strategy, at least 80% of the Fund's assets were invested in companies that met three criteria: (1) attractive valuation characteristics; (2) a strong balance sheet; and (3) the company had increased its dividends or had the capability to have increased its dividends over the past 10 years.

(2)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(3)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4)	Reflect deduction of the deferred sales charge of 5.00% and 2.00% for the 1-year and 5-year returns, respectively.
(5)	Reflect deduction of the deferred sales charge of 1.00% for the 1-year return.
(6)	MagnaCap Fund's Class C shares commenced operations on June 1, 1999.
(7)	MagnaCap Fund's Class I shares commenced operations on March 4, 2003.
(8)	Reflects deduction of the maximum Class M Sales charge of 3.50%.
(9)	Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1,000 companies with lower price-to-book ratios and lower forecasted growth values.
(10)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 largest-capitalization companies whose securities are traded on major U.S. stock markets.
(11)

Effective March 1, 2002, ING Investments began serving as investment adviser and ING IM, the former investment adviser, began serving as sub-adviser. From March 1, 2004 to August 13, 2006, Wellington Management Company, LLP served as sub-adviser to the Fund. Effective August 14, 2006, ING IM began serving as sub-adviser to the Fund and the Fund's principal investment strategies were changed. Performance from March 1, 2004 through August 13, 2006 is attributable to Wellington Management Company, LLP.

(12)

Effective August 14, 2006, the Fund changed its name from ING Equity Income Fund to ING Growth and Income Fund. Effective March 1, 2004, the Fund changed its name from ING Growth and Income Fund to ING Equity Income Fund.

(13)	On February 2, 1998, the Fund re-designated Adviser Class shares as Class A shares.
(14)	Class B shares commenced operations on March 1, 1999.
(15)	Class C shares commenced operations on June 30, 1998.

Additional information regarding Growth and Income Fund is included in Appendix B to this Proxy Statement/Prospectus.

Comparison of Investment Techniques and Principal Risks of Investing in the Funds

Because there are some similarities between the investment objectives and strategies of the Funds, some of the risks of investing in Growth and Income Fund are the same as the risks of investing in MagnaCap Fund. You may lose money on your investment in either Fund. The value of each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the Fund, investment strategies, Fund management, and other factors affect the volatility of each Fund's shares. The following summarizes and compares the principal investment techniques and risks of investing in the Funds.

Both Funds are subject to the following risks:

Price Volatility. Both Funds are subject to price volatility risk. The value of each Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Both Funds invest in securities of larger companies, which sometimes have more stable prices than smaller companies. Each Fund, however, may also invest in mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

Market Trend. Both Funds are subject to the risk of market trends. With respect to MagnaCap Fund, from time to time, the stock market may not favor the value-oriented securities that meet the Fund's disciplined investment criteria. Rather, the market could favor growth-oriented securities or small company securities, or may not favor equities at all. With respect to Growth and Income Fund, although the Fund's sub-adviser emphasizes large-capitalization securities, to the extent the Fund is diversified across asset classes, it may not perform as well as less diversified portfolios when large-capitalization securities are in favor.

Foreign Investing. Both Funds are subject to the risk of investing in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

Convertible and Debt Securities Risk. Both Funds are subject to convertible securities risk. The price of a convertible and debt security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible and debt securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible and debt securities are often lower rated securities. Each Fund may be required to redeem or convert a convertible and debt security before the holder would otherwise choose.

Securities Lending. Both Funds are subject to securities lending risk. There is the risk that when lending portfolio securities, the securities may not be available to each Fund on a timely basis and the Fund may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in each Fund.

MagnaCap Fund is subject to the following risk:

Corporate Debt Securities. The Fund may invest in corporate debt securities which are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility". According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7.00% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7.00% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

Growth and Income Fund is subject to the following risks:

Small- and Mid-Capitalization Companies. Growth and Income Fund may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Derivatives Risk. Growth and Income Fund may use derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity, which could cause the Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Fund's adviser or a sub-adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

Portfolio Turnover. Growth and Income Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

COMPARISON OF FEES AND EXPENSES

The following discussion describes and compares the fees and expenses of the Funds. For further information on the fees and expenses of Growth and Income Fund, see "Appendix B: Additional Information Regarding ING Growth and Income Fund."

Management Fees

Each Fund pays its investment adviser, ING Investments, a management fee, payable monthly, based on the average daily net assets of the Fund. The following table shows the aggregate annual management fee paid by each Fund as a percentage of that Fund's average daily net assets:
Fund	Management Fees (as a % of Net Assets)
MagnaCap Fund

1.000% on the first $30 million of the Fund's average daily net assets;

0.750% on the next $220 million of the Fund's average daily net assets;

0.625% on the next $200 million of the Fund's average daily net assets; and

0.500% of the Fund's average daily net assets in excess of $450 million.

Growth and Income Fund

0.700% on the first $250 million of the Fund's average daily net assets;

0.650% on the next $250 million of the Fund's average daily net assets;

0.625% on the next $250 million of the Fund's average daily net assets;

0.600% on the next $1.25 billion of the Fund's average daily net assets; and

0.550% of the Fund's average daily net assets in excess of $2 billion.

If the Reorganization is approved by shareholders, Growth and Income Fund will continue to pay the same management fee currently in place. For more information regarding the management fees for each Fund, please see the SAI of each Fund, dated September 30, 2006.

Sub-Adviser Fees

ING Investments, the adviser to each Fund, pays ING IM, each Fund's sub-adviser, a sub-advisory fee, payable monthly, based on the average daily net assets of the Fund. The following table shows the aggregate annual sub-advisory fee paid by ING Investments to ING IM, as a percentage of each Fund's average daily net assets:

Fund	Sub-Adviser Fees (as a % of Net Assets)
MagnaCap Fund(1)

0.45% on the first $30 million of the Fund's average daily net assets;

0.3375% on the next $220 million of the Fund's average daily net assets;

0.2813% on the next $200 million of the Fund's daily net assets; and

0.225% of the Fund's daily net assets in excess of $450 million.

Growth and Income Fund

0.3150% on the first $250 million of the Fund's average daily net assets,

0.2925% on the next $250 million of the Fund's average daily net assets,

0.2813% on the next $250 million of the Fund's average daily net assets,

0.2700% on the next $1.25 billion of the Fund's average daily net assets, and

0.2475% of the Fund's average daily net assets in excess of $2 billion.

____________
(1)	Effective August 1, 2003, ING IM began sub-advising the Fund.

If the Reorganization is approved by shareholders, ING Investments will continue to pay ING IM for its management of Growth and Income Fund the same sub-advisory fee currently in place.

Shareholder Service and Administration Fees

ING Funds Services, LLC ("IFS"), an affiliate of ING Investments, located at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258, serves as Shareholder Service Agent for MagnaCap Fund pursuant to a Shareholder Service Agreement. Under the terms of this agreement, IFS has agreed to: (1) review, respond to and process correspondence from former, existing or new shareholder accounts and (2) receive and respond, in writing if necessary, to telephone calls pertaining to any former, existing or new shareholder accounts and maintain prior recordkeeping regarding such calls and responses. The agreement does not provide for any services required to be provided by a registered broker-dealer or registered transfer agent. In consideration for its services here under as Shareholder Service Agent, the Fund pays to IFS reasonable compensation for all services rendered as Shareholder Service Agent, and all its reasonable out-of-pocket expenses incurred in connection with the agency. The Fund also agrees to promptly reimburse IFS for all reasonable out-of-pocket expenses or disbursements incurred by IFS in connection with the performance of services under the agreement including, but not limited to, expenses for postage, express delivery services, envelopes, forms, telephone communication expenses and stationary supplies. IFS agrees to furnish to the Fund's Board of Directors, upon request, reasonable documentation of any expenses for which reimbursement is sought.

IFS serves as administrator for Growth and Income Fund pursuant to an Administration Agreement. IFS provides the overall business management and administrative services necessary to the proper conduct of the Fund's business, except for those services performed by ING Investments under the Fund's investment advisory agreement, ING IM under the Fund's sub-advisory agreement, the custodian for the Fund under the Fund's custodian agreement, the transfer agent for the Fund under the Fund's transfer agency agreement, and such other service providers as may be retained by the Fund from time to time. IFS acts as a liaison among these service providers to the Fund. IFS is also responsible for ensuring that the Fund operates in compliance with applicable legal requirements and for monitoring ING Investments for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of the Fund's average daily net assets.

If the Reorganization is approved by shareholders, Growth and Income Fund will continue to pay an annual administrative fee of 0.08% of the Fund's average daily net assets.

Distribution and Service Fees

Each Fund pays the distribution (12b-1) and/or service fees as described in the table entitled "Annual Fund Operating Expenses" on pages 20 and 21. Because these fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Expense Limitation Arrangements

In connection with the Reorganization, pending shareholder approval, ING Investments has entered into a written expense limitation agreement with Growth and Income Fund under which it will limit expenses of Growth and Income Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, from October 1, 2007, through October 1, 2010. There is no guarantee that the expense limit will continue after this date. Pursuant to this expense limitation agreement, the expense limits for Growth and Income Fund are: 1.08%, 1.83%, 1.83%, and 0.83% for Class A, Class B, Class C and Class I shares, respectively.

Expense Tables

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Funds. The following table shows the fees and expenses for Class A, Class B and Class C shares of MagnaCap Fund and Growth and Income Fund.

Transaction Fees on New Investments

(fees paid directly from your investment)

	Class A(1)	Class B(1)	Class C(1)	Class M(1) (2)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%(3)	None	None	3.50%(3)
Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or redemption proceeds)	None(4)	5.00%(5)	1.00%(6)	None

____________________
(1)	The Funds do not impose any front-end sales charge (load) on reinvested dividends or distributions.
(2)	Only MagnaCap Fund offers Class M shares.
(3)	Reduced for purchases of $50,000 and over. See "Class A Shares: Initial Sales Charge Alternative" in Appendix B.
(4)

A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Class A Shares: Initial Sales Charge Alternative" in Appendix B.

(5)	Imposed upon redemptions within 6 years of purchase. The fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in Appendix B.
(6)	Imposed upon redemptions within 1 year from purchase. See "Class C shares: Deferred Sales Charge" in Appendix B.

Neither MagnaCap Fund nor Growth and Income Fund has any redemption fees, exchange fees or sales charges on reinvested dividends.

Fund Expenses

The current expenses of each of the Funds and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the following table. Expenses of the Funds are based upon the operating expenses incurred by the Funds for the period ended May 31, 2007. Pro forma fees show estimated fees of Growth and Income Fund after giving effect to the proposed Reorganization as adjusted to reflect contractual changes. Growth and Income Fund pro forma numbers are estimated in good faith and are hypothetical.

Annual Fund Operating Expenses

As of May 31, 2007[Audited](1)

(expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets)

	Management Fees	Distribution (12b-1) and Shareholder Servicing Fees	Other Expenses	Total Fund Operating Expenses	Waivers, Reimbursement, and Recoupment	Net Expenses
Class A
Magna Cap Fund	0.73%	0.20%(2)	0.18%	1.11%	(0.00)%	1.11%
Growth and Income Fund	0.70%	0.25%	0.30%(3) (4)	1.25%	(0.00)%	1.25%
Growth and Income Fund (Surviving Fund After the Reorganization) (Estimated Growth and Income Fund Pro Forma) (Unaudited)	0.68%	0.25%(5)	0.26%(4)	1.19%	(0.11)% (3)	1.08%
Class B
Magna Cap Fund	0.73%	1.00%	0.18%	1.91%	(0.00)%	1.91%
Growth and Income Fund	0.70%	1.00%	0.30%(4)	2.00%	(0.00)%	2.00%
Growth and Income Fund (Surviving Fund After the Reorganization) (Estimated Growth and Income Fund Pro Forma) (Unaudited)	0.68%	1.00%	0.26%(4)	1.94%	(0.11)%(3)	1.83%
Class C
Magna Cap Fund	0.73%	1.00%	0.18%	1.91%	(0.00)%	1.91%
Growth and Income Fund	0.70%	1.00%	0.30%(4)	2.00%	(0.00)%	2.00%
Growth and Income Fund (Surviving Fund After the Reorganization) (Estimated Growth and Income Fund Pro Forma) (Unaudited)	0.68%	1.00%	0.26%(4)	1.94%	(0.11)%(3)	1.83%
Class I
Magna Cap Fund	0.73%	0.00%	0.11%	0.83%	(0.00)%	0.83%
Growth and Income Fund	0.70%	0.00%	0.30%(4)	1.00%	(0.00)%	1.00%
Growth and Income Fund (Surviving Fund After the Reorganization) (Estimated Growth and Income Fund Pro Forma) (Unaudited)	0.68%	0.00%	0.26%(4)	0.94%	(0.11)%(3)	0.83%
Class M(6)
Magna Cap Fund	0.73%	0.75%	0.17%	1.65%	(0.00)%	1.65%

_______________________
(1)

The fiscal year end for each Fund is May 31. This table shows the estimated operating expenses for shares of the Funds, as a ratio of expenses to average daily net assets. These ratios are based on each Fund's actual operating expenses as of May 31, 2007, as adjusted for contractual changes and waivers, if any.

(2)

Under the Service and Distribution Plan for Class A shares of MagnaCap Fund, Class A is subject to a Rule 12b-1 fee of up to 0.30% of Class A's average daily net assets. This plan is a reimbursement plan under which payment of the distribution fee is based on actual distribution expenses incurred by ING Funds Distributor, LLC, MagnaCap Fund's principal underwriter. For the fiscal year ended May 31, 2007, the actual Rule 12b-1 fee paid by Class A was 0.20% of Class A's average daily net assets.

(3)

In connection with the Reorganization, pending shareholder approval, ING Investments has entered into a written expense limitation agreement with Growth and Income Fund under which it will limit expenses of Growth and Income Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, from October 1, 2007, through October 1, 2010. There is no guarantee that the expense limit will continue after this date. Pursuant to this expense limitation agreement, the expense limits for Growth and Income Fund are: 1.08%, 1.83%, 1.83%, and 0.83% for Class A, Class B, Class C and Class I shares, respectively.

(4)	ING Funds Services, LLC, Growth and Income Fund's administrator, receives an annual administration fee equal to 0.08% of the Fund's average daily net assets.
(5)

If the Reorganization is approved by shareholders, ING Funds Distributor, LLC ("IFD"), Growth and Income Fund's principal underwriter, has contractually agreed to waive 0.05% of the service fee payable to IFD for Class A shares of the Fund. This waiver will continue through October 1, 2010.

(6)	MagnaCap Class M shares will merge into Class A shares of Growth and Income Fund.

Examples. The following examples are intended to help you compare the cost of investing in each Fund and the combined Fund. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.

	Magna Cap Fund				Growth and Income Fund
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$682	$908	$1,151	$1,849	$695	$949	$1,222	$1,999
Class B	$694	$900	$1,232	$2,025	$703	$927	$1,278	$2,134
Class C	$294	$600	$1,032	$2,233	$303	$627	$1,078	$2,327
Class I	$85	$265	$460	$1,025	$102	$318	$552	$1,225
Class M*	$512	$852	$1,216	$2,236	N/A	N/A	N/A	N/A

	Estimated Growth and Income Fund Pro Forma: the Funds Combined
	1 Year	3 Years	5 Years	10 Years
Class A	$679	$899	$1,160	$1,906
Class B	$686	$876	$1,215	$2,041
Class C	$286	$576	$1,015	$2,236
Class I	$85	$265	$486	$1,123

You would pay the following expenses if you did not redeem your shares:

	Magna Cap Fund				Growth and Income Fund
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$682	$908	$1,151	$1,849	$695	$949	$1,222	$1,999
Class B	$194	$600	$1,032	$2,025	$203	$627	$1,078	$2,134
Class C	$194	$600	$1,032	$2,233	$203	$627	$1,078	$2,327
Class I	$85	$265	$460	$1,025	$102	$318	$552	$1,225
Class M*	$512	$852	$1,216	$2,236	N/A	N/A	N/A	N/A

	Estimated Growth and Income Fund Pro Forma: the Funds Combined
	1 Year	3 Years	5 Years	10 Years
Class A	$679	$899	$1,160	$1,906
Class B	$186	$576	$1,015	$2,041
Class C	$186	$576	$1,015	$2,236
Class I	$85	$265	$486	$1,123

________________

* MagnaCap Class M shares will merge into Class A shares of Growth and Income Fund.

General Information

Certain holdings of MagnaCap Fund may be sold prior to or shortly after the Reorganization. Such sales would result in increased transaction costs and may result in the realization of taxable gains or losses for the Funds.

Key Differences in the Rights of MagnaCap Fund's Shareholders and Growth and Income Fund's Shareholders

MagnaCap Fund is organized as a separate series of ING Investment Funds, Inc, a Maryland corporation and is governed by its Articles of Incorporation and Bylaws. Growth and Income Fund is organized as a separate series of ING Series Fund, Inc., a Maryland corporation and is governed by its Articles of Incorporation and Bylaws. Key differences under the Funds' charters and bylaws are as follows:
MagnaCap Fund (a series of ING Investment Funds, Inc.)	Growth and Income Fund (a series of ING Series Fund, Inc.)

Article II, Section 8 of the bylaws: A plurality of all the votes cast at a meeting duly called and at which a quorum is present shall be sufficient to elect a director. Each share of stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of stockholders, duly called and at which a quorum is present, shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, unless more than a majority of the vote cast is required by the law or by the charter.

Article Seventh of the charter: When and as authorized by the affirmative vote of the holders of two-thirds of the stock issued and outstanding given at a stockholders' meeting duly called for that purpose or when authorized by the written consent of the holders of two-thirds of the stock issued and outstanding, to sell, lease or exchange all of the property and assets of the corporation including its good will and its corporate franchise upon such terms and conditions and for such consideration which may be in whole or in part shares of stock in and/or other securities of any other corporation or corporations, as the Board of Directors shall deem expedient and for the best interest of the corporation.

Article Fourteenth (f) of the charter: Notwithstanding any provision of law requiring a greater proportion than a majority of the votes of all classes of Shares entitled to be cast to take or authorize any action, the Corporation may take or authorize any such action upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon.

Article II, Section 11 of the bylaws: REMOVAL. At any meeting of Shareholders duly called for the purpose, any Director may by the vote of a majority of all of the Shares entitled to vote be removed from office.

Article Eleventh of the charter: The corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation and the corporation may authorize or take any corporate action (including, without limitation, any amendment to its Articles of Incorporation) upon the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon, notwithstanding any provision of the Maryland General Corporation Law which would otherwise require more than a majority of the outstanding shares of stock to authorize or take such action.

Article Fourteenth (g) of the charter: The Corporation reserves the right from time to time to make any amendment of its Charter now or hereafter authorized by law, including any amendment which alters the rights, as expressly set forth in its Charter, of any outstanding Shares, except that no action affecting the validity or assessibility of such Shares shall be taken without the unanimous approval of the outstanding Shares affected thereby.

Article II, Section 4 of the bylaws: Special meetings of stockholders shall be called by the Secretary upon the written request of the holder of shares entitled to not less than twenty-five percent of the votes entitled to be cast at such meeting or with respect to meetings having the purpose of removing a director or directors ten percent of all votes entitled to be cast at such meeting.

Article I, Section 2 of the bylaws: SPECIAL MEETINGS. Special Meetings of Shareholders may be called by the President or by the Board of Directors; or shall be called by the President, Secretary or any Director at the request in writing of the holders of not less than 10% of the outstanding voting shares of the capital stock of the Corporation.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of MagnaCap Fund in exchange for shares of beneficial interest of Growth and Income Fund and the assumption by Growth and Income Fund of MagnaCap Fund's known liabilities, as set forth in that Fund's Statement of Assets and Liabilities as of the Closing Date; and (ii) the distribution of Growth and Income Fund shares to shareholders of MagnaCap Fund, as provided for in the Reorganization Agreement. MagnaCap Fund will then be liquidated.

Each shareholder of Class A, Class B, Class C and Class I shares of MagnaCap Fund will hold, immediately after the Closing Date, the corresponding share classes of Growth and Income Fund having an aggregate value equal to the aggregate value of the shares of MagnaCap Fund held by that shareholder as of the close of business on the Closing Date. Each shareholder of Class M shares of MagnaCap Fund will hold, immediately after the Closing Date, Class A shares of Growth and Income Fund having an aggregate value equal to the aggregate value of Class M shares of MagnaCap Fund held by that shareholder as of the close of business on the Closing Date. Class A shares of Growth and Income Fund have a lower fee structure compared to that of the Class M shares of MagnaCap Fund. In the interest of economy and convenience, shares of Growth and Income Fund generally will not be represented by physical certificates, unless you request the certificates in writing.

The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of MagnaCap Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Reasons for the Reorganization

The Reorganization is one of several reorganizations that have taken place among various ING Funds. The ING Fund complex has grown in recent years through the addition of many funds. Management of the ING Funds has proposed the consolidation of several of the ING Funds that they believe have similar or compatible investment strategies. The reorganizations are designed to reduce the substantial overlap in funds offered in the ING Funds complex, thereby eliminating inefficiencies and confusion about overlapping funds. ING Investments also believes that the reorganizations may benefit Fund shareholders by resulting in surviving Funds with a greater asset base. This is expected to provide greater investment opportunities for the surviving Fund and the potential to take larger Fund positions.

The proposed Reorganization was presented for consideration to the Board of Directors of MagnaCap Fund at a meeting held on July 12, 2007, and the Board of Directors of Growth and Income Fund on July 24, 2007. The Directors of each Fund, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Funds, determined that the interests of the shareholders of its respective Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of such Fund and its shareholders.

The Reorganization will allow MagnaCap Fund's shareholders to continue to participate in a professionally managed Fund that seeks the long term growth of capital and income. Additionally, after the Reorganization, the 12b-1 fees for Class A and Class M shareholders of MagnaCap Fund will be lower while 12b-1 fees for shareholders of other classes of MagnaCap Fund will remain the same; the advisory fees for all shareholders of MagnaCap Fund will be lower; and the net expenses for Class A, Class B, Class C and Class M shareholders of MagnaCap Fund will decrease, while the net expenses for Class I shareholders of MagnaCap Fund will remain the same;

After the Reorganization, shareholders of Growth and Income Fund will be able to continue to exchange their shares for shares of the same class of any other ING Fund, except for ING Corporate Leaders Trust Fund, without paying any additional sales charge.

Board Considerations

The Board of Directors of MagnaCap Fund, in recommending the proposed transaction, considered a number of factors, including the following:

o	the plans of management to reduce overlap in funds in the ING Fund complex;

o	Management's explanation of potential alternative mutual funds that could have served as the surviving mutual fund;

o	the potential benefits of the transaction to shareholders, including that the surviving Fund would have a larger asset base and should be better positioned to achieve economies of scale;

o

the relative investment performance of MagnaCap Fund as compared to Growth and Income Fund, including that the 1-year and 3-year performance of Growth and Income Fund is equivalent (although slightly superior) to that of MagnaCap Fund, and that the Growth and Income Fund has a higher Morningstar rating than the MagnaCap Fund (the MagnaCap Fund receives one star in the large value category, while the Growth and Income Fund receives two stars in the large blend category)

o	the substantial overlap in the securities held in both funds;

o

the expense ratios and information regarding fees and expenses of MagnaCap Fund and Growth and Income Fund, including that the proposed Reorganization is expected to result in lower net expenses for Class A, Class B, Class C and Class M shareholders of MagnaCap Fund, and have no negative impact on the net expenses paid by shareholders of Class I shares of MagnaCap Fund;

o	the relative size of the Funds (MagnaCap Fund is the larger Fund);

o	that the Reorganization will not dilute the interests of the shareholders of either of the Funds;

o	the similarities and differences between investment objectives and strategies of MagnaCap Fund and those of Growth and Income Fund;

o

all fees and expenses in connection with the Reorganization (exclusive of transition costs, including commissions paid on securities sold after the Reorganization) will be shared equally between MagnaCap Fund and ING Investments or an affiliate of ING Investments;

o	the terms and conditions of the Reorganization Agreement, which might affect the price of the outstanding shares of either Fund;

o	that the two funds are overseen by two different boards;

o	any benefits that may be realized by the Adviser; and

o	the tax consequences of the Reorganization to MagnaCap Fund and its shareholders, including that the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization.

The Board of Directors also considered the future potential benefits to ING Investments in that its costs to administer both Funds may be reduced if the Reorganization is approved.

The Directors of MagnaCap Fund recommend that shareholders approve the Reorganization with Growth and Income Fund.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither MagnaCap Fund nor its shareholders, nor Growth and Income Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transfers of assets and shares under the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Prior to the Closing Date, MagnaCap Fund will pay to its shareholders a cash distribution which is intended to distribute any undistributed investment company taxable income and any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. This distribution would be taxable to shareholders that are otherwise subject to tax.

Expenses of the Reorganization

The expenses relating to the proposed Reorganization will be shared equally between MagnaCap Fund and ING Investments or an affiliate of ING Investments. The costs of the Reorganization shall include, but not be limited to, preparation of the Registration Statement, printing and distributing the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization

MagnaCap Fund is organized as a separate series of ING Investment Funds, Inc., an open-end management investment company organized as a Maryland corporation. ING Investment Funds, Inc. is governed by a Board of Directors consisting of eleven members. For more information on the history of ING Investment Funds, Inc., see the SAI of MagnaCap Fund.

Growth and Income Fund is organized as a separate series of ING Series Fund, Inc., an open-end management investment company organized as a Maryland corporation. ING Series Fund, Inc. is governed by a Board of Directors consisting of six members. For more information on the history of ING Series Fund, Inc., see the SAI of Growth and Income Fund.

Adviser

ING Investments, an Arizona limited liability company, is the adviser to both Funds. As of December 31, 2006, ING Investments managed approximately $50.1 billion in assets. ING Investments is registered with the SEC as an investment adviser. ING Investments' principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. ING Investments is an indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

ING Investments has engaged a sub-adviser to provide the day-to-day management of each Fund. ING Investments is responsible for monitoring the investment programs and performance of the sub-adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or a Fund's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Funds.

For information regarding the basis for the Boards' approval of portfolio management relationships, please refer to MagnaCap Fund's Semi-Annual  Shareholder Report, dated November 30, 2006, and Growth and Income Fund's Annual Shareholder Report, dated May 31, 2007. ING Investments has full investment discretion and ultimate authority to make all determinations with respect to the investment of the Funds' assets and the purchase and sale of portfolio securities.

Distributor

ING Funds Distributor, LLC ("IFD") serves as the distributor for the Funds. IFD is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 and is a member of the NASD.

To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the NASD BrokerCheck Hotline at 1-800-289-9999. An investment brochure describing the Public Disclosure Program is available from the NASD.

Dividends and Other Distributions

Both MagnaCap Fund and Growth and Income Fund generally distribute most or all of their net earnings in the form of dividends and capital gain distributions. MagnaCap Fund pays dividends, if any, semi-annually, and Growth and Income Fund pays Class A, Class B and Class dividends, if any, semi-annually and Class I dividends, if any, annually. Each Fund distributes capital gains, if any, on an annual basis. Dividends and distributions of each of the Funds are automatically reinvested in additional shares of the respective class of the particular Fund, unless the shareholder elects to receive distributions in cash.

If the Reorganization Agreement is approved by MagnaCap Fund's shareholders, then as soon as practicable before the Closing Date, MagnaCap Fund will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Funds as of May 31, 2007, and on a pro forma basis as of May 31, 2007, giving effect to the Reorganization:

	Net Assets	Net Asset Value Per Share	Shares Outstanding
MagnaCap Fund
Class A	$349,677,779	$14.77	23,673,623
Class B	$23,399,879	$14.27	1,639,300
Class C	$6,295,671	$14.29	440,656
Class I	$3,885,821	$14.70	264,295
Class M	$3,521,167	$14.65	240,279
Growth and Income Fund
Class A	$58,025,307	$13.46	4,311,318
Class B	$11,837,133	$14.28	894,169
Class C	$2,766,755	$13.20	209,557
Class I	$25,407,398	$13.50	1,882,677
Pro Forma - Growth and Income Fund including MagnaCap Fund
Class A	$411,159,965(1)(3)	$13.46	30,547,177(2)
Class B	$35,232,753(1)	$13.24	2,661,210(2)
Class C	$9,061,280(1)	$13.20	686,415(2)
Class I	$29,292,512(1)	$13.50	2,170,463(2)

(1)	Reflects adjustment for estimated one time merger expense of ($64,288), ($4,259), ($1,146), and ($707) on Classes A, B, C, and I respectively.
(2)	Reflects new shares issued, net of retired shares of MagnaCap Fund of 2,562,236, 127,741, 36,202 and 23,491 for Classes A, B, C and I respectively.
(3)	Reflects Class M conversion to Class A.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Solicitation of Proxies

Solicitation of voting instructions is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about September 10, 2007. Shareholders of MagnaCap Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of ING Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications. MagnaCap Fund has retained Computershare Fund Services (the "Solicitor"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. The estimated cost of the proxy solicitation is $42,500. ING Investments (or an affiliate) and MagnaCap Fund will share equally the cost of the proxy solicitation. Shareholders of MagnaCap Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.

In all cases where a proxy is solicited by telephone, the Solicitor is required to ask the person to provide identifying registration data, including full name and address, and, if known, the number of shares owned. If the shareholder is a corporation or other entity, the Solicitor will ask for the title of the person and for confirmation that the person is authorized to direct the voting of the shares. The Solicitor will advise the shareholder that the shareholder can vote his or her shares over the telephone and will ask if the shareholder would like to cast a vote. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. The Solicitor will then record the shareholder's instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person or vote online by logging on to www.proxyweb.com and following the on-line directions. Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact the Solicitor toll-free at 1-866-434-5625.

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with MagnaCap Fund, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization Proposal and may vote in their discretion with respect to other matters not now known to the Board of MagnaCap Fund that may be presented at the Special Meeting.

Voting Rights

Each shareholder of MagnaCap Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

Only shareholders of MagnaCap Fund at the close of business on August 8, 2007 (the "Record Date"), will be entitled to be present and give voting instructions for MagnaCap Fund at the Special Meeting with respect to their shares owned as of that Record Date.  As of the Record Date, the following shares of beneficial interest of MagnaCap Fund were outstanding and entitled to vote:

Class	Shares Outstanding
Class A
Class B
Class C
Class I
Class M
Total

The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders. If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. For this reason, with respect to matters requiring the affirmative majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against the Reorganization.

MagnaCap Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, MagnaCap Fund understands that the broker-dealers that are members of the New York Stock Exchange may consider whether the rules of the New York Stock Exchange permit the broker-dealers to vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners. If permitted, such broker-dealers may so vote.

[To the knowledge of ING Investments, as of the Record Date, no current Director owns 1% or more of the outstanding shares of either Fund, and the officers and Directors own, as a group, less than 1% of the shares of either Fund.]

Appendix C hereto lists the persons that, as of the Record Date, owned beneficially or of record 5% or more of the outstanding shares of any class of MagnaCap Fund or Growth and Income Fund.

Other Matters to Come Before the Special Meeting

MagnaCap Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals

MagnaCap Fund is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by MagnaCap Fund's management. Therefore, it is not practicable to specify a date by which shareholder Proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed proxy card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.
/s/ Huey P. Fagout, Jr.
Huey P. Falgout, Jr.,
Secretary

September 10, 2007

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 12th day of July, 2007, by and between ING Series Fund, Inc., a Maryland corporation with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 ("ING Series Fund"), on behalf of its series, ING Growth and Income Fund (the "Acquiring Fund"), and ING Investment Funds, Inc., a Maryland corporation with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 ("ING Investment Funds"), on behalf of its series, ING MagnaCap Fund (the "Acquired Fund").

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class I voting shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund described in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are series of open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Board of Directors of ING Series Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund, as described in paragraph 1.3 herein, by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Directors of ING Investment Funds has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraph 1.3 herein, is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL KNOWN ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C and Class I Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund

Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; (ii) to deliver to the Acquired Fund the number of full and fractional Class A Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to the Acquired Fund's Class M shares, computed in the manner and as of the time and date set forth paragraph 2.1, by the net asset value of one Acquiring Fund Share of Class A, computed in the manner and as of the time and date set forth in paragraph 2.2; and (iii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume the liabilities of the Acquired Fund set forth in the Acquired Fund's Statement of Assets and Liabilities as of the Closing Date delivered by ING Investment Funds, on behalf of the Acquired Fund, to ING Series Fund, on behalf of the Acquiring Fund, pursuant to paragraph 7.2 hereof. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will: (i) distribute to the Acquired Fund's shareholders of record with respect to its Class A, Class B, Class C and Class I shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within each class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, (ii) distribute to the Acquired Fund's shareholders of record with respect to Class M shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within that class, the Acquiring Fund Shares of Class A received by the Acquired Fund pursuant to paragraph 1.1; and (iii) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of record of each class of the Acquired Fund's shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"). The aggregate net asset value of Class A, Class B, Class C and Class I Acquiring Fund Shares to be so credited to Class A, Class B, Class C and Class I Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. The aggregate net asset value of Class A Acquiring Fund Shares to be so credited to Class M Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares of Class M owned by such shareholders on the Closing Date. All issued and outstanding Class A, Class B, Class C and Class I Acquired Fund shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Class I shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. All issued and outstanding Class M Acquired Fund shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class M shares of the Acquired Fund will represent a number of Class A Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C and Class I Acquiring Fund Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent, as defined in paragraph 3.3.

1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Directors.

2.2. The net asset value of a Class A, Class B, Class C and Class I Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional and valuation procedures established by the Acquiring Fund's Board of Directors.

2.3. The number of the Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class C and Class I shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an

Acquiring Fund Share of the same class, determined in accordance with paragraph 2.2. The number of the Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Class M assets shall be determined by dividing the value of the net assets the Class M shares of the Acquired Fund, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Class A Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to review by Acquiring Fund's record keeping agent and by each Fund's respective independent accountants.

3. CLOSING AND CLOSING DATE

3.1. The Closing Date shall be November 10, 2007, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

3.2. The Acquired Fund shall direct the Bank of New York Company, Inc., as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's Fund securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act")) in which the Acquired Fund's Assets are deposited, the Acquired Fund's Fund securities and instruments deposited with such depositories.

The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3. The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, Class I, and Class M shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for Fund securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquired Fund or the Board of Directors of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1. Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of ING Investment Funds, ING Investment Funds, on behalf of the Acquired Fund, represents and warrants to ING Series Fund as follows:

(a) The Acquired Fund is duly organized as a series of ING Investment Funds, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under ING

Investment Funds' Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) ING Investment Funds is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of ING Investment Funds' Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which ING Investment Funds, on behalf of the Acquired Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which ING Investment Funds, on behalf of the Acquired Fund, is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Fund prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by ING Series Fund, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. ING Investment Funds, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at [May 31, 2007], have been audited by KPMG LLP, independent accountants, and are in accordance with generally accepted accounting principles ("U.S. GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j) Since [May 31, 2007], there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change);

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of ING Investment Funds, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2. Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of ING Series Fund, ING Series Fund, on behalf of the Acquiring Fund, represents and warrants to ING Investment Funds as follows:

(a) The Acquiring Fund is duly organized as a series of ING Series Fund, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under ING Series

Fund's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) ING Series Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of ING Series Fund's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which ING Series Fund, on behalf of the Acquiring Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which ING Series Fund, on behalf of the Acquiring Fund, is a party or by which it is bound;

(g) Except as otherwise disclosed in writing to and accepted by ING Investment Funds, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against ING Series Fund, on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. ING Series Fund, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at [May 31, 2007] have been audited by KPMG LLP, independent accountants, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i) Since [May 31, 2007], there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material

A-8

adverse change);

(j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(l) All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by ING Series Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of ING Series Fund, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(n) The Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(o) The information to be furnished by ING Series Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. The Acquired Fund covenants that the Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus"), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C and Class I Acquiring Fund Shares received at the Closing.

5.8. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9. ING Investment Funds, on behalf of the Acquired Fund, covenants that ING Investment Funds will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as ING Series Fund, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) ING Investment Funds', on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund's Shares to be delivered hereunder, and (b) ING Series Fund's, on behalf of the Acquiring Fund's, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of ING Investment Funds, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at ING Investment Funds' election, to the performance by ING Series Fund, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of ING Series Fund, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. ING Series Fund shall have delivered to ING Investment Funds a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to ING Investment Funds and dated as of the Closing Date, to the effect that the representations and warranties of ING Series Fund, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as ING Investment Funds shall reasonably request;

6.3. ING Series Fund, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ING Series Fund, on behalf of the Acquiring Fund, on or before the Closing Date; and The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of ING Series Fund, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at ING Series Fund's election, to the performance by ING Investment Funds, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of ING Investment Funds, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. ING Investment Funds shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of ING Investment Funds;

7.3. ING Investment Funds shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to ING Series Fund and dated as of the Closing Date, to the effect that the representations and warranties of ING Investment Funds, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as ING Series Fund shall reasonably request;

7.4. ING Investment Funds, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ING Investment Funds, on behalf of the Acquired Fund, on or before the Closing Date;

7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to ING Investment Funds, on behalf of the Acquired Fund, or ING Series Fund, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of ING Investment Funds' Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither ING Series Fund nor ING Investment Funds may waive the conditions set forth in this paragraph 8.1;

8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by ING Series Fund or ING Investment Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. The parties shall have received the opinion of Dechert LLP addressed to ING Investment Funds and ING Series Fund substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of ING Series Fund and ING Investment Funds. Notwithstanding anything herein to the contrary, neither ING Series Fund nor ING Investment Funds may waive the condition set forth in this paragraph 8.5.

9. BROKERAGE FEES AND EXPENSES

9.1. ING Investment Funds, on behalf of the Acquired Fund, and ING Series Fund, on behalf of the Acquiring Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 The expenses relating to the proposed Reorganization will be borne equally by (i) the investment adviser to the Acquiring Fund (or an affiliate of the investment adviser) and (ii) the Acquired Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. ING Series Fund and ING Investment Funds agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before May 30, 2008, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of ING Investment Funds and ING Series Fund; provided, however, that following the meeting of the shareholders of the Acquired Fund called by ING Investment Funds pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

a.

ING Series Fund

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

Attn: Huey P. Falgout, Jr.

With a copy to:

Goodwin Procter LLP

53 State Street

Exchange Place

Boston, MA 02109

Attn: Philip H. Newman

b.

ING Investment Funds

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

Attn: Huey P. Falgout, Jr.

With a copy to:

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Attn: Jeffrey S. Puretz

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of ING Investment Funds personally, but shall bind only the corporate property of the Acquired Fund, as provided in the Articles of Incorporation of ING Investment Funds. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	ING SERIES FUND, INC. on behalf of its
ING GROWTH AND INCOME FUND series

By:
SECRETARY

Title:

Attest:	ING INVESTMENT FUND, INC. on behalf of its
ING MAGNACAP FUND series

By:
SECRETARY

Title:

APPENDIX B

ADDITIONAL INFORMATION REGARDING
ING GROWTH AND INCOME FUND
("GROWTH AND INCOME FUND")

Shareholder Guide

ING Purchase OptionsTM

This Proxy Statement/Prospectus relates to four separate classes of shares of Growth and Income Fund: Class A, Class B, Class C and Class I, each of which represents an identical interest in Growth and Income Fund's investment portfolio, but are offered with different sales charges and distribution (Rule 12b-1) and service fee arrangements.

As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of Growth and Income Fund shares that will be issued to you in the Reorganization will be the same as those that apply to ING MagnaCap Fund ("MagnaCap Fund") shares held by you immediately prior to the Reorganization, and the period that you held shares of MagnaCap Fund will be included in the holding period of Growth and Income Fund shares for purposes of calculating any contingent deferred sales charges and determining any conversion rights. Purchases of the shares of Growth and Income Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

The sales charges and fees for Class A, Class B and Class C shares of Growth and Income Fund are shown and contrasted in the chart below.

	Class A	Class B	Class C	Class I
Maximum Initial Sales Charge on Purchases	5.75%(1)	None	None	None
Contingent Deferred Sales Charge ("CDSC")	None(2)	5.00%(3)	1.00%(4)	None
Annual Distribution (12b-1) and Service Fees (5)	0.25%	1.00%	1.00%	None
Maximum Purchase	Unlimited	$100,000	$1,000,000	Unlimited
Automatic Conversion to Class A	N/A	8 Years(6)	N/A	N/A

-----------------

(1) Reduced for purchases of $50,000 and over.

(2) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares that were purchased without an initial sales charge. See "Class A Shares: Initial Sales Charge Alternative" in this Appendix B.

(3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in this Appendix B.

(4) Imposed upon redemption within 1 year from purchase. See "Class C Shares: Deferred Sales Charge" in this Appendix B.

(5) Annual asset-based distribution charge.

(6) Class B shares of Growth and Income Fund issued to shareholders of MagnaCap Fund in the Reorganization will convert to Class A shares in the eighth year from the original date of purchase of the Class B shares of MagnaCap Fund.

Growth and Income Fund does not impose any front-end sales charge (load) on reinvested dividends or distributions.

When choosing between classes, you should carefully consider:

- How long you plan to hold Growth and Income Fund;

- The amount of your investment;

- The expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the CDSC; and - Whether you qualify for any sales charge discounts.

The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B shares and Class C shares pay correspondingly lower dividends and may have a lower net asset value ("NAV") than Class A shares.

Class B shares are not intended for purchase in excess of $100,000 or $1,000,000 in the case of Class C shares. Purchase orders from an individual investor for Class B shares in excess of $100,000 and for Class C shares in excess of $1,000,000 will be declined.

Because Growth and Income Fund may not be able to identify an individual investor's trading activities when investing through omnibus account arrangements, you and/or your investment professional are responsible for ensuring that your investment in Class B shares do not exceed the maximum of $100,000 or $1,000,000 in the case of Class C shares. Growth and Income Fund cannot ensure that it will identify purchase orders that would cause your investment in Class B shares or Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you should be diligent in determining that you have selected the correct share class for you.

You and/or your investment professional also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. Growth and Income Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform Growth and Income Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. Growth and Income Fund's Statement of Additional Information ("SAI") discusses specific classes of investors who may be eligible for a reduced sales charge. In addition, more information regarding sales charges and applicable breakpoints may be found on ING funds' website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate link for Growth and Income Fund. Please review the disclosure about all of the available classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the prospectus for those funds.

Distribution and Shareholder Servicing Fees.

To pay for the cost of promoting Growth and Income Fund and servicing shareholder accounts, Class A, Class B and Class C has each adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Because the fees are paid on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How ING Compensates Intermediaries for Selling Mutual Funds

ING mutual funds, including Growth and Income Fund (each a Fund, and collectively the "Funds" or the "ING Funds"), are distributed by ING Funds Distributor, LLC ("Distributor" or "IFD"). The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") who is responsible for managing the money invested in each of the mutual funds. Both of these entities may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the National Association of Securities Dealers ("NASD") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Funds' Adviser or the Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by a Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; or (2) as a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of a Fund's shares held by the broker-dealer's customers or (2) 0.20% of the value of a Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if you invested $10,000, the Distributor could pay a maximum of $20 for that sale. If that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets.

The Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. Sub-advisers of a Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms ING paid to sell its mutual funds, as of the end of the last calendar year are: Advest, Inc.; A.G. Edwards & Sons; Charles Schwab & Co., Inc.; Citigroup; Directed Services, LLC; Financial Network Investment; First Clearing LLC; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Partners, Inc.; Legg Mason Wood Walker, Inc.; Linsco/Private Ledger Corporation; Merrill Lynch; Morgan Stanley Dean Witter; National Financial Services Corporation; Oppenheimer & Co.; Pershing Sweep; Primevest Financial Services, Inc.; Raymond James Financial Services; RBC Dain Rauscher, Inc.; UBS Financial Services Inc.; Wachovia Securities, Inc.; and Wells Fargo Investments. [Note: Confirm.]

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

Sales Charge Calculation

Class A: Initial Sales Charge Alternative

Class A shares of Growth and Income Fund are sold subject to the following charge:

Your Investment	As a % of the Offering Price(1)	As a % of net amount invested

Less than $50,000	5.75%	6.10%
$50,000 - $99,999	4.50%	4.71%
$100,000 - $249,999	3.50%	3.63%
$250,000 - $499,999	2.50%	2.56%
$500,000 - $999,999	2.00%	2.04%
$1,000,000 and over	See below

____________

(1) The term "offering price" includes the front-end sales charge.

Investment of $1 Million of More. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, except as described below, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

Your Investment	CDSC	Period During Which CDSC Applies
$1,000,000 - $2,499,999	1.00%	2 years
$2,500,000 - $4,999,999	0.50%	1 year
$5,000,000 and over	0.25%	1 year

Class B and Class C

Class B and Class C shares are offered at their NAV per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:

Class B Shares: Deferred Sales Charge Alternative

Year of Redemption After Purchase	CDSC
First	5.00%
Second	4.00%
Third	3.00%
Fourth	3.00%
Fifth	2.00%
Sixth	1.00%
After Sixth Year	None

Class B shares will automatically convert into Class A shares eight years after purchase, thus reducing future annual expenses. Class B shares of Growth and Income Fund issued in connection with the Reorganization will convert to Class A shares eight years after the purchase of the original shares of MagnaCap Fund. Class B shares acquired initially through funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase. [Note: Growth and Income Fund does not have this 7-year conversion treatment, but MagnaCap Fund does. Please confirm that as the result of Class B of MagnaCap Fund being exchanged for Class B of Growth and Income Fund, the shareholders of these exchanged Class B shares would continue being entitled to this 7-year conversion treatment.] For additional information on the CDSC and the conversion of Class B, see Growth and Income Fund's SAI.

Class C Shares Deferred Sales Charge

Years After Purchase	CDSC on Shares Being Sold
1st Year	1.00%
After 1st Year	None

To keep your CDSC as low as possible, each time you place a request to redeem shares, Growth and Income Fund will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.

Sales Charge Reductions and Waivers

Reduced Sales Charges. You may reduce the initial sales charge on a purchase of Class A shares of Growth and Income Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

Letter of Intent. Lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once.

Rights of Accumulation. Lets you add the value of shares of any open-end ING Fund (excluding ING Money Market Fund and ING Classic Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

Combination Privilege. Shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

In addition, certain investors may be eligible for special purchases of Class A shares at NAV. This may be done by:

- REINSTATEMENT PRIVILEGE. If you sell Class A shares of Growth and Income Fund (or shares of other funds managed by the Adviser) and reinvest any of the proceeds in Class A shares of another ING Fund within 90 days. For additional information regarding the reinstatement privilege, contact a Shareholder Services Representative, or see Growth and Income Fund's SAI; or

- PURCHASES BY CERTAIN ACCOUNTS. Class A shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker dealers and other financial intermediaries.

See the Account Application or Growth and Income Fund's SAI for details, or contact your investment professional or a Shareholder Services Representative for more information.

CDSC Waivers. If you notify DST Systems, Growth and Income Fund's transfer agent ("Transfer Agent") at the time of redemption, the CDSC for each class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- For Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12.00% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12.00% annually.

- Mandatory distributions from an employer sponsored tax-deferred retirement plan or an Individual Retirement Account ("IRA"). However, if you purchased shares that were part of the Nicholas-Applegate Mutual Funds, you may be eligible for a CDSC waiver prior to the mandatory distribution age. [Note: Growth and Income Fund does not have this treatment, but MagnaCap Fund does. Please confirm that as the result of Class B and C of MagnaCap Fund being exchanged for Class B and C of Growth and Income Fund, the shareholders of these exchanged Class B and C shares would continue being entitled to this treatment.]

- Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your investment professional or a Shareholder Services Representative.

Reinstatement Privilege. If you sell Class B or Class C shares of Growth and Income Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your investment professional or a Shareholder Services Representative, or see Growth and Income Fund's SAI for more information.

Sales Charge Waivers. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact a Shareholder Services Representative, or see Growth and Income Fund's SAI. If you have any questions, please call 1-800-992-0180.

Purchase of Shares

The minimum initial investment in Growth and Income Fund for Class A, Class B and Class C shares is $1,000 ($250 for retirement accounts). The minimum initial investment for a pre-authorized retirement plan is $1,000, plus monthly installments of at least $100. The minimum initial investment for certain omnibus accounts (accounts of investors who purchase fund shares through certain financial intermediaries where the share holdings are held in the name of the financial intermediary) is $250.

The minimum initial investment amount for Class I shares is $250,000. Class I shares are available only to (i) qualified retirement plans such as 401(a), 401(k) or other defined contribution plans and defined benefit plans; (ii) insurance companies and foundations investing for their own account; (iii) wrap programs offered by broker-dealers and financial institutions; (iv) accounts of or managed by trust departments; (v) retirement plans affiliated with ING Groep N.V.; (vi) ING Groep N.V. affiliates for purposes of corporate cash management; (vii) by other ING Funds in the ING Family of Funds; and (viii) shareholders holding Class I shares as of February 28, 2002, as long as they maintain a shareholder account.

There are no investment minimums for any subsequent investments.

Growth and Income Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. Growth and Income Fund and the Distributor reserve the right to waive minimum investment amounts and to liquidate sufficient shares to recover annual Transfer Agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).

If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

Customer Identification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: Growth and Income Fund and the Distributor must obtain the following information for each person that opens an account:

- Name;

- Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and - Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE ING FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

Frequent Trading - Market Timing. Growth and Income Fund is intended for long-term investment and not as short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of Growth and Income Fund. Growth and Income Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that Growth and Income Fund determines not to be in the best interest of Growth and Income Fund.

Growth and Income Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of Growth and Income Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

The ING Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, the Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

Growth and Income Fund's Board of Trustees ("Board") has adopted policies and procedures designed to deter frequent, short-term trading in shares of Growth and Income Fund. Consistent with this policy, the Fund monitors trading activity. Shareholders may make exchanges among their accounts with ING Funds 4 times each year. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for these purposes. Subsequent transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be subject to these limits. On January 1 of each year, the restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Fund reserves the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if, after consultation with appropriate compliance personnel, it is determined that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The Fund also reserves the right to modify the frequent trading-market timing policy at any time without prior notice, depending on the needs of the Fund and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, Growth and Income Fund reserves the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a transaction up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Fund's frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in Growth and Income Fund will occur. Moreover, in enforcing such restrictions, Growth and Income Fund is often required to make decisions that are inherently subjective. Growth and Income Fund strives to make these decisions to the best of its abilities in a manner that it believes is in the best interest of shareholders.

Shareholders may invest in the ING Funds through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, recordkeepers, retirement plans, variable insurance products, trusts and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the ING Funds to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, the ING Funds must rely on the financial intermediary to monitor frequent, short-term trading within the Funds by the financial intermediary's customers. The ING Funds seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the ING Funds will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The ING Funds seek to implement the policies and procedures described above through instructions to the ING Funds' administrator, ING Funds Services, LLC.

Retirement Plans

The ING Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

How To Redeem Shares

Shares of Growth and Income Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

Under unusual circumstances, Growth and Income Fund may suspend the right of redemption as allowed by federal securities laws.

Systematic Withdrawal Plan.

You may elect to make periodic withdrawals from your account on a regular basis.

- With respect to Class A, Class B and Class C, your account must have a current value of at least $10,000; with respect to Class I, your account must have a current value of at least $250,000.

- With respect to Class I, minimum withdrawal amount is $100, with respect to Class I, minimum withdrawal amount is $1000.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, or refer to the Account Application or the SAI.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Growth and Income Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Growth and Income Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, Growth and Income Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, Growth and Income Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

Determination of Net Asset Value.

The NAV per share of each class of Growth and Income Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). Growth and Income Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. To the extent Growth and Income Fund invests in other registered investment companies, Growth and Income Fund's NAV is calculated based on the latest NAV of the registered investment company in which Growth and Income Fund invests that is reported to Growth and Income Fund. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund's NAV is not calculated. As a result, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

When market quotations are not available or are deemed unreliable, Growth and Income Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

o  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE or the closing value is otherwise deemed unreliable;

o  Securities of an issuer that has entered into a restructuring;

o  Securities whose trading has been halted or suspended;

o  Fixed-income securities that have gone into default and for which there is no current market value quotation; and Securities that are restricted as to transfer or resale.

Growth and Income Fund or the Adviser may rely on the recommendations of a fair value pricing service approved by the Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that Growth and Income Fund could obtain fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Price of Shares

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

Execution of Requests

Purchase and sale requests are executed at the NAV next determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth in Growth and Income Fund's Prospectus under the section "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of Growth and Income Fund will not be issued unless you request them in writing.

Telephone Orders

Growth and Income Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. Growth and Income Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If Growth and Income Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Exchanges

You may exchange shares of Growth and Income Fund for shares of the same class of any other ING Fund, except for ING Corporate Leaders Trust Fund, without paying any additional sales charge. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. If you exchange shares of an ING Fund that at the time you acquired the shares was a Nicholas-Applegate Mutual Fund, the shares you receive on the exchange will be subject to the current CDSC structure and conversion rights of the Fund being acquired, although the shares will continue to age for CDSC and conversion purposes from the date the original shares were acquired. [Note: shareholders of MagnaCap Fund (not of Growth and Income Fund) may be subject to this treatment. Please confirm that as the result of Class B and C of MagnaCap Fund being exchanged for Class B and C of Growth and Income Fund, the shareholders of these exchanged Class B and C shares would continue being entitled to this provision.]

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for ING Senior Income Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for not less than 5.00% of its outstanding common shares. If more than 5.00% of ING Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that Fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

In addition to Growth and Income Fund available in this Proxy Statement/Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Proxy Statement/Prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.

CDSC on Exchange Into ING Senior Income Fund

You are not required to pay an applicable CDSC upon an exchange from Growth and Income Fund described in this Prospectus into ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that Fund, Growth and Income Fund's CDSC will apply. After an exchange into ING Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in Growth and Income Fund.

Systematic Exchange Privilege

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund, except ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' prior written notice to shareholders.

Small Accounts

Due to the relatively high cost of handling small investments, Growth and Income Fund reserves the right upon 30 days' prior written notice to redeem, at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

Account Access

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

Privacy Policy

Growth and Income Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1 or obtain a policy over the internet at www.ingfunds.com.

Householding

To reduce expenses, we may mail only one copy of Growth and Income Fund's prospectus and each annual and semi-annual shareholder reports to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 992-0180 or speak to your investment professional. We will begin sending you individual copies thirty days after receiving your request.

Portfolio Holdings Disclosure Policy

A description of Growth and Income Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. Growth and Income Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., Growth and Income Fund will post the quarter ending June 30 holdings on August 1). Growth and Income Fund's portfolio holdings schedule will, at a minimum, remain available on the Fund's website until the Fund files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Fund's website is located at www.ingfunds.com.

Management of Growth and Income Fund

Investment Adviser. ING Investments, an Arizona limited liability company, serves as the investment adviser to Growth and Income Fund. ING Investments has overall responsibility for the management of the Fund. ING Investments provides or oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April, 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of December 31, 2006, ING Investments managed approximately $50.1 billion in assets. The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

Sub-Adviser. ING Investments has engaged a sub-adviser to provide the day-to-day management of Growth and Income Fund. The sub-adviser has, at least in part, been selected on the basis of its successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or Growth and Income's Board of Directors. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.

ING Investments acts as a "manager-of-managers" for the Growth and Income Fund. ING Investments delegates to the sub-adviser of Growth and Income Fund the responsibility for investment management, subject to ING Investments' oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of Growth and Income Fund. From time to time, ING Investments may also recommend the appointment of additional or replacement sub-advisers to Growth and Income Fund's Board. Growth and Income Fund and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of Growth and Income Fund's Board, to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of Growth and Income Fund's shareholders. Growth and Income Fund will notify shareholders of any change in the identity of a sub-adviser of Growth and Income Fund. In this event, the name of Growth and Income Fund and its principal investment strategies may also change.

From time to time, ING Investments may also recommend the appointment of an additional or replacement sub-adviser to the Board of Growth and Income Fund. Growth and Income Fund and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Fund's Board, to replace a sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund's shareholders. Growth and Income Fund will notify shareholders of any change in the identity of a sub-adviser of the Fund. In this event, the name of the Fund and its investment strategies may also change.

ING Investment Management Co. ("ING IM"), a Connecticut corporation, serves as the Sub-Adviser to Growth and Income Fund. ING IM is responsible for managing the assets of Growth and Income Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING Investments and the Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep, and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2006, ING IM managed approximately $68.05 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, NY 10169.

The following individuals are responsible for the day-to-day management of Growth and Income Fund:

Christopher F. Corapi, Portfolio Manager and Director of Fundamental Equity Research, ING IM, has co-managed the Fund since 2006. Mr. Corapi joined ING IM in February 2004 and has over 21 years of investment experience. Prior to joining ING IM, Mr. Corapi served as Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and Head of Emerging Markets Research at JPMorgan Investment Management beginning in 1998.

Scott Lewis, Portfolio Manager, has co-managed the Fund since 2006. Mr. Lewis joined ING IM in May 2004 and has over 23 years of investment experience. Mr. Lewis joined ING IM from Credit Suisse Asset Management ("CSAM"), where he worked for 18 years both with CSAM and its predecessor Warburg Pincus. Most recently, he served as managing director and portfolio manager, having previously been head of U.S. equity research.

Additional Information Regarding Portfolio Manager. Growth and Income Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Dividends, Distributions & Taxes

Growth and Income Fund generally distributes most or all of its net earnings in the form of dividends and capital gain distributions. Growth and Income Fund pays Class A, Class B and Class C dividends, if any, semi-annually, and Class I dividends, if any, annually. [Note: Confirm the difference which is stated in Class ABC and Class I prospectuses.] Dividends are normally expected to consist of ordinary income. Growth and Income Fund distributes capital gains, if any, annually.

Dividend Reinvestment

Unless you instruct Growth and Income Fund to pay you dividends in cash, dividends and distributions paid by the Growth and Income Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, Class B, Class C or Class I shares of Growth and Income Fund invested in another ING Fund that offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end ING Fund.

Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in Growth and Income Fund.

Growth and Income Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts they distribute, most shareholders will be taxed on amounts it receives. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if Growth and Income Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest income are not eligible for the reductions in rates described below.

Current tax law provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. Although these rate reductions do not apply to corporate taxpayers, such taxpayers may be entitled to a corporate dividends received deduction with respect to their share of eligible domestic corporate dividends received by Growth and Income Fund. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

o  Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

o  Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

o  A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

o  Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by an ING Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of Growth and Income Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as a "buying a dividend."

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Growth and Income Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the day shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, Growth and Income Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Please see the SAI for further information regarding tax matters.

Information Regarding Trading of ING's U.S. Mutual Funds

ING Investments, the adviser to the Growth and Income Fund, has reported to the Boards of Directors of ING Series Fund (the "Board"), Inc. that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators.

The results of the internal review were also reported to the independent members of the Board. ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, IFD, the distributor of certain ING Funds including Growth and Income Fund, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC"") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Board that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

o  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

o  ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

o  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

o  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

o  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

o  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

o  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

o  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the "NYAG") and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the "NH Bureau") concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of Investments entered into an assurance of discontinuance with the NYAG (the "NYAG Agreement") regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust ("NYSUT") and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of Investments, without admitting or denying the NYAG's findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG's office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the "One-Page Disclosure"). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with a One-Page Disclosure.

In addition, on the same date, affiliates of Investments entered into a consent agreement with the NH Bureau (the "NH Agreement") to resolve the petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of Investments, without admitting or denying the NH Bureau's claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

FINANCIAL HIGHLIGHTS

The information in the table below has been derived from ING Growth and Income Fund's financial statements, which have been audited by KPMG, LLP, an independent registered public accounting firm.

Selected data for a share of beneficial interest outstanding throughout each year.
	Class A
	Year Ended May 31,
		2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$11.05	10.15	9.38	8.12	9.45
Income (loss) from investment operations:
Net investment income		$0.12	0.19**	0.17	0.06	0.04
Net realized and unrealized gain (loss) on investments		$2.46	0.89	0.80	1.22	(1.32)
Total from investment operations		$2.58	1.08	0.97	1.28	(1.28)
Less distributions from:
Net investment income		$0.17	0.18	0.20	0.02	0.05
Total distributions		$0.17	0.18	0.20	0.02	0.05
Net asset value, end of year		$13.46	11.05	10.15	9.38	8.12
Total Return(1)%		23.65	10.76	10.47	15.77	(13.58)
Ratios and Supplemental Data:
Net assets, end of year (000s)		$58,025	50,656	55,672	58,263	52,182
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	1.25	1.27	1.24	1.15	1.18
Net expenses after brokerage commission recapture	%	1.25(2)	1.27	1.23	1.15	1.18
Net investment income after brokerage commission recapture	%	0.98(2)	1.84	1.64	0.71	0.47
Portfolio turnover rate	%	181	23	31	213	225
		Class B
		Year Ended May 31,
		2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$10.87	10.00	9.24	8.03	9.37
Income (loss) from investment operations:
Net investment income (loss)		$0.02	0.11	0.07	0.01	(0.02)
Net realized and unrealized gain (loss) on investments		$2.44	0.87	0.81	1.20	(1.32)
Total from investment operations		$2.46	0.98	0.88	1.21	(1.34)
Less distributions from:
Net investment income		$0.09	0.11	0.12	--	0.00*
Total distributions		$0.09	0.11	0.12	--	0.00*
Net asset value, end of year		$13.24	10.87	10.00	9.24	8.03
Total Return(1)%		22.76	9.89	9.62	15.07	(14.26)
Ratios and Supplemental Data:
Net assets, end of year (000s)		$11,837	8,700	7,796	4,192	1,027
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	2.00	2.02	1.99	1.90	1.93
Net expenses after brokerage commission recapture	%	2.00(2)	2.02	1.98	1.90	1.93
Net investment income (loss) after brokerage commission recapture	%	0.21(2)	1.07	0.87	0.20	(0.28)
Portfolio turnover rate	%	181	23	31	213	225

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.	*	Amount is less than $0.005.
		**	Per share numbers have been calculated using average number of shares outstanding throughout the period.
(2)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

Selected data for a share of beneficial interest outstanding throughout each year.

		Class C
		Year Ended May 31,
		2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$10.84	9.96	9.20	8.00	9.33
Income (loss) from investment operations:
Net investment income (loss)		$0.02	0.12	0.07	(0.00)*	(0.02)
Net realized and unrealized gain (loss) on investments		$2.43	0.86	0.80	1.20	(1.31)
Total from investment operations		$2.45	0.98	0.87	1.20	(1.33)
Less distributions from:
Net investment income		$0.09	0.10	0.11	--	0.00*
Total distributions		$0.09	0.10	0.11	--	0.00*
Net asset value, end of year		$13.20	10.84	9.96	9.20	8.00
Total Return(1)%		22.72	9.93	9.55	15.00	(14.22)
Ratios and Supplemental Data:
Net assets, end of year (000s)		$2,767	1,925	2,035	1,283	968
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	2.00	2.02	1.99	1.90	1.93
Net expenses after brokerage commission recapture	%	2.00(2)	2.02	1.98	1.90	1.93
Net investment income (loss) after brokerage commission recapture	%	0.21(2)	1.07	0.89	(0.02)	(0.28)
Portfolio turnover rate	%	181	23	31	213	225
		Class I
		Year Ended May 31,
		2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$11.08	10.18	9.42	8.15	9.49
Income (loss) from investment operations:
Net investment income		$0.15**	0.22**	0.20	0.10**	0.06
Net realized and unrealized gain (loss) on investments		$2.47	0.89	0.79	1.21	(1.33)
Total from investment operations		$2.62	1.11	0.99	1.31	(1.27)
Less distributions from:
Net investment income		$0.20	0.21	0.23	0.04	0.07
Total distributions		$0.20	0.21	0.23	0.04	0.07
Net asset value, end of year		$13.50	11.08	10.18	9.42	8.15
Total Return(1)%		23.98	11.01	10.72	16.10	(13.37)
Ratios and Supplemental Data:
Net assets, end of year (000s)		$25,407	30,487	41,923	51,609	187,417
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	1.00	1.02	0.99	0.90	0.93
Net expenses after brokerage commission recapture	%	1.00(2)	1.02	0.98	0.90	0.93
Net investment income after brokerage commission recapture	%	1.25(2)	2.08	1.89	0.95	0.72
Portfolio turnover rate	%	181	23	31	213	225

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.	*	Amount is less than $0.005.
		**	Per share numbers have been calculated using average number of shares outstanding throughout the period.
(2)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

APPENDIX C

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

The following tables provide information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any class of that Fund's outstanding shares as of August 8, 2007:

ING MAGNACAP FUND Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*
		%	%
		%	%
		%	%

ING GROWTH AND INCOME FUND

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*
		%	%
		%	%
		%	%

_______________

(1) On a pro forma basis, assuming that the value of the shareholder's interest in the Fund on the date of consummation of the Reorganization is the same as on August 8, 2007.

PART B

ING SERIES FUND, INC.

Statement of Additional Information

September 10, 2007
Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
ING MagnaCap Fund (as series of ING Investment Funds, Inc.) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034	ING Growth and Income Fund (a series of ING Series Fund, Inc.) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034

This Statement of Additional Information of ING Series Fund, Inc. ("SAI") is available to the shareholders of ING MagnaCap Fund, a series of ING Investment Funds, Inc., in connection with a proposed transaction whereby all of the assets and known liabilities of the ING MagnaCap Fund will be transferred to ING Growth and Income Fund, a series of ING Series Fund, Inc., in exchange for shares of ING Growth and Income Fund.

This SAI consists of: (i) this cover page; (ii) the accompanying Pro Forma Financial Statements; and (iii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:
1.

The SAI for ING Growth and Income Fund, as supplemented, dated September 30, 2006, as filed on September 22, 2006, and the SAI for ING MagnaCap Fund, as supplemented, dated September 30, 2006, as filed on September 22, 2006.

2.

The Financial Statements of ING Growth and Income Fund are included in the Annual Report, dated May 31, 2007, as filed on July 30, 2007, and the Financial Statements of ING MagnaCap Fund are included in its Semi-Annual Report, dated November 30, 2006 as filed on February 6, 2007, and the Annual Report, dated May 31, 2007, as filed on July 30, 2007.

This SAI is not a prospectus. A Prospectus/Proxy Statement dated September 10, 2007, relating to the Reorganization of MagnaCap Fund may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or calling 1-800-992-0180. This SAI should be read in conjunction with the Prospectus/Proxy Statement.

PRO FORMA FINANCIAL STATEMENTS

Shown below are financial statements for each Fund and Pro Forma Financial Statements for the combined Fund, assuming the Reorganization is consummated, as of May 31, 2007. The first table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The second table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. The third table presents Portfolio of Investments for each Fund and estimated pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2007

					Pro Forma
	ING	ING			Combined
	MagnaCap	Growth and	Pro Forma		(Post-Merger
	Fund	Income Fund	Adjustments		Expense)
ASSETS:
Investments in securities at value+*	$ 384,098,931	$ 91,266,785			$ 475,365,716
Short-term investments in affiliates at amortized cost	-	4,000,000			4,000,000
Short-term investments at amortized cost	56,146,000	9,302,000			65,448,000
Cash	848,301	220			848,521
Cash collateral for futures	-	86,800			86,800
Receivables:
Investment securities sold	4,446,067	3,666,517
Fund shares sold	32,433	34,085			66,518
Dividends and interest	554,244	131,210			685,454
Prepaid expenses	30,189	21,712			51,901
Reimbursement due from manager	-	2,559			2,559
Total assets	446,156,165	108,511,888			554,668,053

LIABILITIES:
Payable for investment securities purchased	6,335,491	1,388,356			7,723,847
Payable for fund shares redeemed	239,741	65,401			305,142
Payable for futures variation margin	-	1,550			1,550
Payable upon return of securities loaned	52,248,000	8,850,000			61,098,000
Payable to affiliates	322,382	87,802			410,184
Payable for director/trustee fees	25,719	4,377			30,096
Other accrued expenses and liabilities	204,515	58,674	70,400	(C)	333,589
Written options^	-	19,135			19,135
Total liabilities	59,375,848	10,475,295	70,400		69,921,543
NET ASSETS	$ 386,780,317	$ 98,036,593	$ (70,400)		$ 484,746,510

NET ASSETS CONSIST OF:
Paid-in capital	$ 312,960,139	$ 176,418,380			$ 489,378,519
Undistributed net investment income	1,437,314	261,179	(70,400)	(C)	1,628,093
Accumulated net realized loss on investments	(14,738,514)	(92,654,054)			(107,392,568)
Net unrealized appreciation of investments	87,121,378	14,011,088			101,132,466
NET ASSETS	$ 386,780,317	$ 98,036,593	$ (70,400)		$ 484,746,510

+Including securities loaned at value	$ 51,058,594	$ 8,690,849			$ 59,749,443
*Cost of investments in securities	$ 296,977,553	$ 77,361,860			$ 374,339,413
^Premiums received from written options	$ -	$ 18,673			$ 18,673

Class A:
Net Assets	$ 349,677,779	$ 58,025,307	$ 3,456,879	(C) (D)	$ 411,159,965
Shares authorized	unlimited	unlimited			unlimited
Par value	$ 0.01	$ 0.001			$ 0.001
Shares outstanding	23,673,623	4,311,318	2,562,236	(E)	30,547,177
Net asset value and redemption price per share	$ 14.77	$ 13.46			$ 13.46
Maximum offering price per share (A)	$ 15.67	$ 14.28			$ 14.28

Class B:
Net Assets	$ 23,399,879	$ 11,837,133	$ (4,259)	(D)	$ 35,232,753
Shares authorized	unlimited	unlimited			unlimited
Par value	$ 0.01	$ 0.001			$ 0.001
Shares outstanding	1,639,300	894,169	127,741	(E)	2,661,210
Net asset value and redemption price per share	$ 14.27	$ 13.24			$ 13.24

Class C:
Net Assets	$ 6,295,671	$ 2,766,755	$ (1,146)	(D)	$ 9,061,280
Shares authorized	unlimited	unlimited			unlimited
Par value	$ 0.01	$ 0.001			$ 0.001
Shares outstanding	440,656	209,557	36,202	(E)	686,415
Net asset value and redemption price per share	$ 14.29	$ 13.20			$ 13.20

Class I:
Net Assets	$ 3,885,821	$ 25,407,398	$ (707)	(D)	$ 29,292,512
Shares authorized	unlimited	unlimited			unlimited
Par value	$ 0.01	$ 0.001			$ 0.001
Shares outstanding	264,295	1,882,677	23,491	(E)	2,170,463
Net asset value and redemption price per share	$ 14.70	$ 13.50			$ 13.50

Class M:
Net Assets	$ 3,521,167	n/a	$ (3,521,167)	(F)	n/a
Shares authorized	unlimited	n/a			n/a
Par value	$ 0.01	n/a			n/a
Shares outstanding	240,279	n/a			n/a
Net asset value and redemption price per share	$ 14.65	n/a			n/a
Maximum offering price per share (C)	$ 15.18	n/a			n/a

(A)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(B)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.
(C)	Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(D)	Reflects adjustment for estimated one time merger expenses (See Note 5 in Notes to Unaudited Pro Forma Financial Statements).
(E)	Reflects new shares issued, net of retired shares of ING MagnaCap Fund. Calculation: Net Assets divided by NAV per share)
(F) Reflects Class M conversion to Class A.

See Accompanying Notes to Financial Statements
STATEMENTS OF OPERATIONS for the year ended May 31, 2007

Class A	326,310,677		53,775,340		3,411,331		383,497,348
Class B	25,384,489		10,325,304				35,709,793
Class C	6,365,117		2,329,704				8,694,821
Class I	3,066,868		25,741,005				28,807,874
Class M	3,411,331		-		(3,411,331)		(0)

ANA Fund level	364,538,482		92,171,354				456,709,836

	ING		ING
	MagnaCap		Growth and Income		Pro Forma		Pro Forma
	Fund (Disappearing Fund)		Fund (Survivor)		Adjustments		Combined
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$ 8,247,474		$ 1,777,464				$ 10,024,938
Interest	387,292		273,287				660,579
Securities lending income	65,895		1,508				67,403
Total investment income	8,700,661		2,052,259		-		10,752,920

EXPENSES:
Investment management fees	2,665,863	0.73%	645,200	0.70%	(217,450)	(A)	3,093,613
Distribution and service fees:
Class A	652,615	0.20%	134,438	0.25%	146,105	(A)	958,743
Class B	253,844	1.00%	103,255	1.00%			357,099
Class C	63,651	1.00%	23,297	1.00%			86,948
Class M	25,585	0.75%	-	0.00%			-
Transfer agent fees:
Class A	287,072	0.09%	38,244	0.07%	(3,825)	(B)	324,153
Class B	22,253	0.09%	7,343	0.07%	(735)	(B)	28,861
Class C	5,572	0.09%	1,657	0.07%	(165)	(B)	7,064
Class I	238	0.01%	18,306	0.07%	3,360	(B)	21,904
Class M	2,662	0.09%	-	0.00%			-
Administrative service fees	-	0.00%	73,738	0.08%	291,630	(A)	365,368
Shareholder reporting expense	111,841	0.03%	29,574	0.03%	(8,870)	(B)	132,545
Registration fees	78,278	0.02%	45,208	0.05%	(9,040)	(B)	114,446
Professional fees	63,229	0.02%	23,915	0.03%	(7,175)	(B)	79,970
Custody and accounting expense	47,492	0.01%	25,037	0.03%	(7,510)	(B)	65,019
Director/Trustee fees	15,225	0.00%	4,217	0.00%	(1,265)	(B)	18,177
Miscellaneous expense	26,238	0.01%	7,921	0.01%	(2,375)	(B)	31,784
Interest expense	80	0.00%	-	0.00%			80
Total expenses	4,321,738	1.11%	1,181,350	1.25%	182,685		5,685,773
Less:
Net waived and reimbursed/recouped fees	-	0.00%	(580)	0.00%	(501,800)	(A)	(502,380)
Brokerage commission recapture	-	0.00%	(2,377)	0.00%			(2,377)
Net expenses	4,321,738	1.11%	1,178,393	1.25%	684,485		5,181,016
Net investment income (loss)	4,378,923		873,866		(684,485)		5,571,904

		1.91%		2.00%
NET REALIZED AND UNREALIZED GAIN		0.83%		1.00%
ON INVESTMENTS, FOREIGN CURRENCIES RELATED		1.657%		0.850%
TRANSACTIONS , FUTURES AND WRITTEN OPTIONS:
Net realized gain (loss) on:
Investments	22,093,354		15,927,549				38,020,903
Foreign currency related transactions	-		87				87
Futures and written options	-		517,982				517,982
Net realized gain	22,093,354		16,445,618		-		38,538,972
Net change in unrealized appreciation or depreciation on:
Investments	49,966,127		2,188,639				52,154,766
Foreign currency related transactions	-		22				22
Futures and written options	-		105,358				105,358
Net change in unrealized appreciation or depreciation on
investments, foreign currency related transactions, futures and
written options	49,966,127		2,294,019		-		52,260,146
Net realized and unrealized gain on investments, foreign currency
related transactions, futures and written options	72,059,481		18,739,637		-		90,799,118
Net increase in net assets resulting
from operations	$ 76,438,404		$ 19,613,503		$ (684,485)		$ 96,371,022

* Foreign taxes withheld	$ 33,348		739		$ -		$ 34,087

(A)	Reflects adjustment in expenses due to effects of new contractual rates.
(B)	Reflects adjustment in expenses due to elimination of duplicative services.

See Accompanying Notes to Financial Statements
Portfolios of Investments as of May 31, 2007.

		Pro Forma (Unaudited)							Pro Forma (Unaudited)
ING MagnaCap Fund	ING Growth and Income Fund	ING Growth and Income Fund					ING MagnaCap Fund	ING Growth and Income Fund	ING Growth and Income Fund

Shares							Value
COMMON STOCK:					97.5%
				Aerospace/Defense:		1.7%
-	26,700	26,700	@, L	BE Aerospace, Inc.			-	1,022,343	1,022,343
40,500	-	40,500		Boeing Co.			4,073,895	-	4,073,895
44,200	-	44,200		United Technologies Corp.			3,118,310	-	3,118,310
							7,192,205	1,022,343	8,214,548

				Agriculture:		3.0%
96,200	24,400	120,600		Altria Group, Inc.			6,839,820	1,734,840	8,574,660
79,400	-	79,400		Loews Corp.			6,173,350	-	6,173,350
							13,013,170	1,734,840	14,748,010

				Airlines:		0.6%
102,100	-	102,100	@,L	AMR Corp.			2,894,535	-	2,894,535
							2,894,535	-	2,894,535

				Auto Parts & Equipment:		1.7%
211,600	17,600	229,200	@,L	Goodyear Tire & Rubber Co.			7,505,452	624,272	8,129,724
							7,505,452	624,272	8,129,724

				Banks:		5.5%
177,000	7,700	184,700		Bank of America Corp.			8,975,670	390,467	9,366,137
184,300	10,800	195,100		Bank of New York Co., Inc.			7,475,208	438,048	7,913,256
-	5,700	5,700		PNC Financial Services Group, Inc.			-	420,660	420,660
-	10,700	10,700		State Street Corp.			-	730,489	730,489
212,000	11,900	223,900		Wells Fargo & Co.			7,651,080	429,471	8,080,551
							24,101,958	2,409,135	26,511,093

				Beverages:		2.6%
78,000	-	78,000		Coca-Cola Co.			4,133,220	-	4,133,220
105,300	19,800	125,100	@@	Fomento Economico Mexicano SA de CV ADR			4,195,152	788,832	4,983,984
39,957	-	39,957		Molson Coors Brewing Co.			3,658,862	-	3,658,862
							11,987,234	788,832	12,776,066

				Biotechnology:		0.1%
-	8,200	8,200	@	Genzyme Corp.			-	529,064	529,064
							-	529,064	529,064

				Chemicals:		1.7%
60,800	5,400	66,200	L	Air Products & Chemicals, Inc.			4,741,792	421,146	5,162,938
115,364	-	115,364	L	HB Fuller Co.			3,143,669	-	3,143,669
							7,885,461	421,146	8,306,607

				Coal:		0.8%
74,800	-	74,800	L	Peabody Energy Corp.			4,042,192	-	4,042,192
							4,042,192	-	4,042,192

				Commercial Services:		0.2%
-	30,000	30,000	@, L	Quanta Services, Inc.			-	900,300	900,300
							-	900,300	900,300

				Computers:		2.2%
-	40,100	40,100	@	Dell, Inc.			-	1,077,487	1,077,487
126,900	31,800	158,700		Hewlett-Packard Co.			5,800,599	1,453,578	7,254,177
-	25,100	25,100	@@	Seagate Technology, Inc.			-	516,809	516,809
360,000	-	360,000	@	Sun Microsystems, Inc.			1,836,000	-	1,836,000
							7,636,599	3,047,874	10,684,473

				Cosmetics/Personal Care:		2.8%
187,300	29,524	216,824		Procter & Gamble Co.			11,902,915	1,876,250	13,779,165
							11,902,915	1,876,250	13,779,165

				Diversified Financial Services:		15.1%
38,400	-	38,400	@,L	Afﬁliated Managers Group, Inc.			4,999,680	-	4,999,680
36,100	5,500	41,600	L	Bear Stearns Cos., Inc.			5,413,556	824,780	6,238,336
210,400	35,075	245,475		Citigroup, Inc.			11,464,696	1,911,237	13,375,933
55,100	-	55,100	L	Countrywide Financial Corp.			2,145,594	-	2,145,594
312,304	38,688	350,992	@	E*Trade Financial Corp.			7,479,681	926,578	8,406,259
68,100	-	68,100		Freddie Mac			4,548,399	-	4,548,399
216,000	10,500	226,500		JP Morgan Chase & Co.			11,195,280	544,215	11,739,495
107,900	17,750	125,650		Merrill Lynch & Co., Inc.			10,005,567	1,645,958	11,651,525
59,600	-	59,600		Morgan Stanley			5,068,384	-	5,068,384
-	12,100	12,100		Nuveen Investments, Inc.			-	663,806	663,806
15,500	-	15,500	@	Piper Jaffray Cos			1,036,950	-	1,036,950
65,000	-	65,000		Raymond James Financial, Inc.			2,165,150	-	2,165,150
-	24,900	24,900	@, L	TD Ameritrade Holding Corp.			-	511,197	511,197
							65,522,937	7,027,771	72,550,708

				Electric:		3.5%
-	117	117	@	Dynegy, Inc. - Class A			-	1,133	1,133
-	7,300	7,300		Exelon Corp.			-	569,400	569,400
131,400	16,900	148,300	@	Mirant Corp.			6,096,960	784,160	6,881,120
32,800	8,800	41,600	@,L	NRG Energy, Inc.			2,882,792	773,432	3,656,224
114,600	-	114,600		PG&E Corp.			5,645,196	-	5,645,196
							14,624,948	2,128,125	16,753,073

				Electrical Components & Equipment:		1.2%
-	7,900	7,900		Emerson Electric Co.			-	382,755	382,755
65,100	15,700	80,800	@, L	General Cable Corp.			4,436,565	1,069,955	5,506,520
							4,436,565	1,452,710	5,889,275

				Engineering & Construction:		1.4%
-	8,000	8,000	@	Foster Wheeler Ltd.			-	828,320	828,320
169,237	-	169,237	@	Infrasource Services, Inc.			6,126,379	-	6,126,379
							6,126,379	828,320	6,954,699

				Entertainment:		1.0%
-	21,900	21,900		International Game Technology			-	880,161	880,161
-	3,200	3,200	@, L	Penn National Gaming, Inc.			-	170,976	170,976
162,000	6,700	168,700	L	Regal Entertainment Group			3,706,560	153,296	3,859,856
							3,706,560	1,204,433	4,910,993

				Food:		1.4%
150,813	45,124	195,937		Kraft Foods, Inc.			5,103,512	1,526,996	6,630,508
							5,103,512	1,526,996	6,630,508

				Gas:		1.0%
81,800	-	81,800	L	Sempra Energy			5,015,976	-	5,015,976
							5,015,976	-	5,015,976

				Healthcare - Products:		1.5%
61,000	34,700	95,700		Johnson & Johnson			3,859,470	2,195,469	6,054,939
-	32,100	32,100	@	St. Jude Medical, Inc.			-	1,370,349	1,370,349
							3,859,470	3,565,818	7,425,288

				Healthcare - Services:		0.2%
-	15,100	15,100	@, W	Covance, Inc.			-	1,004,905	1,004,905
							-	1,004,905	1,004,905

				Home Builders:		0.2%
21,967	-	21,967	L	KB Home			1,008,066	-	1,008,066
							1,008,066	-	1,008,066

				Household Products/Wares:		0.2%
-	12,400	12,400		Clorox Co.			-	832,536	832,536
							-	832,536	832,536

				Insurance:		7.9%
116,000	31,800	147,800		American International Group, Inc.			8,391,440	2,300,412	10,691,852
-	5,900	5,900	L	MBIA, Inc.			-	392,645	392,645
43,400	-	43,400	L	Metlife, Inc.			2,951,200	-	2,951,200
84,500	-	84,500		MGIC Investment Corp.			5,492,500	-	5,492,500
62,000	9,000	71,000		Principal Financial Group			3,769,600	547,200	4,316,800
-	12,900	12,900		Protective Life Corp.			-	645,387	645,387
80,790	7,500	88,290		Stancorp Financial Group, Inc.			4,108,979	381,450	4,490,429
100,400	-	100,400		Travelers Cos., Inc.			5,438,668	-	5,438,668
-	16,000	16,000	@@	Willis Group Holdings Ltd.			-	740,960	740,960
60,000	16,000	76,000		WR Berkley Corp.			1,976,400	527,040	2,503,440
							32,128,787	5,535,094	37,663,881

				Internet:		0.3%
-	3,100	3,100	@	Google, Inc.			-	1,543,025	1,543,025
							-	1,543,025	1,543,025

				Investment Companies:		0.3%
-	72,200	72,200	@@	KKR Private Equity Investors LP			-	1,689,480	1,689,480
							-	1,689,480	1,689,480

				Iron/Steel:		1.3%
42,800	10,600	53,400		Allegheny Technologies, Inc.			4,947,252	1,225,254	6,172,506
							4,947,252	1,225,254	6,172,506

				Lodging:		0.7%
38,500	6,900	45,400	@	MGM Mirage			3,061,905	548,757	3,610,662
							3,061,905	548,757	3,610,662

				Media:		2.8%
140,300	-	140,300	@,L	Comcast Corp. - Class A			3,845,623	-	3,845,623
132,400	68,300	200,700		News Corp., Inc. - Class A			2,924,716	1,508,747	4,433,463
-	32,500	32,500	@	Time Warner Cable, Inc.			-	1,248,325	1,248,325
106,600	13,700	120,300		Walt Disney Co.			3,777,904	485,528	4,263,432
							10,548,243	3,242,600	13,790,843

				Metal Fabricate/Hardware:		0.3%
-	12,900	12,900		Precision Castparts Corp.			-	1,542,324	1,542,324
							-	1,542,324	1,542,324

				Mining:		0.9%
31,300	7,200	38,500	@@	Alcan, Inc.			2,715,588	624,672	3,340,260
-	14,900	14,900		Alcoa, Inc.			-	615,072	615,072
-	2,000	2,000	@@	Rio Tinto PLC ADR			-	585,900	585,900
							2,715,588	1,825,644	4,541,232

				Miscellaneous Manufacturing:		3.3%
77,600	26,200	103,800		Cooper Industries Ltd.			4,157,808	1,403,796	5,561,604
-	13,100	13,100	L	Danaher Corp.			-	962,850	962,850
75,900	-	75,900		Dover Corp.			3,798,795	-	3,798,795
80,300	47,500	127,800		General Electric Co.			3,017,674	1,785,050	4,802,724
-	17,300	17,300		Roper Industries, Inc.			-	1,009,628	1,009,628
							10,974,277	5,161,324	16,135,601

				Oil & Gas:		10.0%
76,700	12,500	89,200		ConocoPhillips			5,938,881	967,875	6,906,756
215,600	50,900	266,500		ExxonMobil Corp.			17,931,452	4,233,353	22,164,805
84,800	-	84,800		Occidental Petroleum Corp.			4,661,456	-	4,661,456
140,300	18,300	158,600	@	Plains Exploration & Production Co.			7,424,676	968,436	8,393,112
-	7,900	7,900	@	Southwestern Energy Co.			-	376,040	376,040
-	12,700	12,700	@	Todco			-	628,142	628,142
52,200	8,800	61,000		Valero Energy Corp.			3,895,164	656,656	4,551,820
-	7,300	7,300		XTO Energy, Inc.			-	423,473	423,473
							39,851,629	8,253,975	48,105,604

				Oil & Gas Services:		0.3%
-	20,500	20,500		Schlumberger Ltd.			-	1,596,335	1,596,335
							-	1,596,335	1,596,335

				Pharmaceuticals:		4.1%
-	24,350	24,350		Abbott Laboratories			-	1,372,123	1,372,123
-	3,500	3,500	@	Gilead Sciences, Inc.			-	289,695	289,695
50,728	8,704	59,432	@	Medco Health Solutions, Inc.			3,944,609	676,823	4,621,432
-	23,400	23,400		Merck & Co., Inc.			-	1,227,330	1,227,330
83,700	24,200	107,900	L	Omnicare, Inc.			3,132,054	905,564	4,037,618
108,500	-	108,500		Pﬁzer, Inc.			2,982,665	-	2,982,665
75,300	16,000	91,300		Wyeth			4,355,352	925,440	5,280,792
							14,414,680	5,396,975	19,811,655

				Real Estate Investment Trusts:		1.4%
82,200	-	82,200		Liberty Property Trust			3,856,824	-	3,856,824
104,300	-	104,300		Sunstone Hotel Investors, Inc.			3,077,893	-	3,077,893
							6,934,717	-	6,934,717

				Retail:		3.0%
-	15,300	15,300	L	Best Buy Co., Inc.			-	738,837	738,837
-	10,000	10,000	@, L	Childrens Place Retail Stores, Inc.			-	564,600	564,600
-	40,900	40,900		CVS Corp.			-	1,576,286	1,576,286
104,100	-	104,100		McDonald's Corp.			5,262,255	-	5,262,255
104,400	40,000	144,400	@	Ofﬁce Depot, Inc.			3,800,160	1,456,000	5,256,160
-	23,100	23,100		Wal-Mart Stores, Inc.			-	1,099,560	1,099,560
							9,062,415	5,435,283	14,497,698

				Savings & Loans:		1.4%
272,400	-	272,400	L	Hudson City Bancorp., Inc.			3,592,956	-	3,592,956
133,900	28,433	162,333		People's United Financial, Inc.			2,703,441	574,062	3,277,503
							6,296,397	574,062	6,870,459

				Semiconductors:		1.8%
-	97,500	97,500		Intel Corp.			-	2,161,575	2,161,575
526,500	80,200	606,700	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR			5,744,115	874,982	6,619,097
							5,744,115	3,036,557	8,780,672

				Software:		2.3%
-	15,100	15,100	@	Activision, Inc.			-	298,829	298,829
-	4,400	4,400	@, L	Electronic Arts, Inc.			-	215,028	215,028
180,400	-	180,400		First Data Corp.			5,899,080	-	5,899,080
-	15,600	15,600	@@	Infosys Technologies Ltd. ADR			-	768,300	768,300
94,300	40,618	134,918		Microsoft Corp.			2,892,181	1,245,754	4,137,935
							8,791,261	2,527,911	11,319,172

				Telecommunications:		5.8%
-	17,791	17,791	@	Arris Group, Inc.			-	292,662	292,662
341,300	60,763	402,063		AT&T, Inc.			14,109,343	2,511,942	16,621,285
-	82,700	82,700	@	Cisco Systems, Inc.			-	2,226,283	2,226,283
-	5,500	5,500	@	CommScope, Inc.			-	301,015	301,015
-	37,900	37,900		Qualcomm, Inc.			-	1,627,805	1,627,805
337,200	-	337,200	@,L	Qwest Communications International, Inc.			3,469,788	-	3,469,788
80,000	-	80,000	L	Verizon Communications, Inc.			3,482,400	-	3,482,400
							21,061,531	6,959,707	28,021,238

				Total Common Stock			384,098,931	89,019,977	473,118,908
				(Cost $)			296,977,553	75,310,865	372,288,418

EXCHANGE-TRADED FUNDS:					0.5%
				Exchange-Traded Funds:		0.5%
-	53,700	53,700	L	Utilities Select Sector SPDR Fund			-	2,246,808	2,246,808

				Total Exchange-Traded Funds			-	2,246,808	2,246,808
				(Cost $)			-	2,050,995	2,050,995

				Total Long-Term Investments			384,098,931	91,266,785	475,365,716
				(Cost $)			296,977,553	77,361,860	374,339,413

Principal
Amount							Value
SHORT-TERM INVESTMENTS:					14.4%
				Mutual Fund:		0.8%
$ -	$ 4,000,000	$ 4,000,000	**, S	ING Institutional Prime Money Market Fund			$ -	$ 4,000,000	$ 4,000,000

				Total Mutual Fund			-	4,000,000	4,000,000
				(Cost $)			-	4,000,000	4,000,000

REPURCHASE AGREEMENT:
				Repurchase Agreement:		0.9%
3,898,000	-	3,898,000		Deutsche Bank Repurchase
				Agreement dated 05/31/07,
				5.300%, due 06/01/07,
				$3,898,574 to be received
				upon repurchase
				(Collateralized by $3,870,000
				Federal Home Loan Bank,
				5.250%, Market Value plus
				accrued interest $3,979,257,
				due 06/11/10)			3,898,000	-	3,898,000

-	452,000	452,000		Goldman Sachs Repurchase
				Agreement dated 05/31/07,
				5.290%, due 06/01/07, $452,066 to be
				received upon repurchase
				(Collateralized by $363,000 , 7.625%,
				Market Value plus accrued interest
				$461,872, due 11/15/22)			-	452,000	452,000

				Total Repurchase Agreement			3,898,000	452,000	4,350,000
				(Cost $)			3,898,000	452,000	4,350,000

				Securities Lending Collateralcc:		12.7%
52,248,000	8,850,000	61,098,000		The Bank of New York Institutional Cash Reserves Fund			52,248,000	8,850,000	61,098,000

				Total Securities Lending Collateral			52,248,000	8,850,000	61,098,000
				(Cost $)			52,248,000	8,850,000	61,098,000

				Total Short-Term Investments			56,146,000	13,302,000	69,448,000
				(Cost $)			56,146,000	13,302,000	69,448,000

				Total Investments in Securities		112.4%	440,244,931	104,568,785	544,813,716
				(Cost $)*			353,123,553	90,663,860	443,787,413
				Other Assets and Liabilities - Net		(12.4)	(53,464,614)	(6,532,192)	(59,996,806)
				Net Assets			386,780,317	98,036,593	484,816,910

				Pro Forma Adjustments		0.0			70,400

				Net Assets after Pro Forma Adjustments		100.0%	386,780,317	98,036,593	484,887,310

			@	Non-income producing security
			@@	Foreign Issuer
			ADR	ADR American Depositary Receipt
			cc	Securities purchased with cash collateral for securities loaned.
			W	When-issued or delayed delivery security
			S	Segregated securities for certain derivatives, when-issued or delayed delivery
				securities and forward currency exchange contracts.
			L	Loaned security, a portion or all of the security is on loan at May 31, 2007.
			**	Investment in affiliate

			*	Cost for federal income tax purposes is			$ 353,234,726	$ 90,853,412	$ 444,088,138

				Net unrealized appreciation consists of:
				Gross Unrealized Appreciation			$ 88,327,422	$ 14,014,636	$ 102,342,058
				Gross Unrealized Depreciation			(1,317,217)	(299,263)	(1,616,480)
				Net Unrealized Appreciation			$ 87,010,205	$ 13,715,373	$ 100,725,578

ING Growth and Income Fund Open Futures Contracts on May 31, 2007:

			Notional		Unrealized
Contract		Number of	Market	Expiration	Appreciation/
Description		Contracts	Value	Date	(Depreciation)

Long Contracts
S&P 500 E-Mini		31	$ 2,375,995	06/15/07	$ 105,820
					$ 105,820

ING Growth and Income Fund Written Options Outstanding on May 31, 2007:

Equity Options

			Exercise	Expiration	Number of	Premium
Description/Name of Issuer		Counterparty	Price	Date	Contracts	Received	Value
Call Option OTC - Allegheny Technologies, Inc.		UBS AG	$ 125	07/20/07	2,900	$ 11,223	$ (7,685)
Call Option OTC - Mirant Corp.		UBS AG	$ 49	09/21/07	5,000	7,450	(11,450)
						$ 18,673	$ (19,135)

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 - Basis of Combination:

The Board of Trustees/Directors ("Boards") of ING MagnaCap Fund ("MagnaCap") and ING Growth and Income Fund ("Growth and Iincome") (each a "Fund" and collectively, the "Funds"), approved an Agreement and Plan of Reorganization dated July 27, 2007, respectively (the "Plan") whereby, subject to approval by the shareholders of MagnaCap, Growth and Income Fund will acquire all of the assets of MagnaCap, subject to the liabilities of such Fund, in exchange for Growth and Income Fund issuing shares of such fund to shareholders of MagnaCap in a number equal in value to nets assets of MagnaCap (the "Merger").

The Merger will be accounted for as a tax-free merger of investment companies with Growth and Income remaining as both the tax and accounting survivor. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at May 31, 2007. The unaudited pro forma statement of assets and liabilities reflects the pro forma combined financial position of MagnaCap and Growth and Income at May 31, 2007. The unaudited proforma statement of operations reflects the pro forma combined results of operations for the twelve months ended May 31, 2007. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for MagnaCap and Growth and Income under U.S. generally accepted accounting principles for investment companies. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Growth and Income for pre-combination periods will not be restated.

The unaudited pro forma portfolio of investments, and statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

Note 2 - Security Valuation:

Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the NASDAQ will be valued at the NASDAQ official closing price. Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by a Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on a Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Boards of each Fund. Among elements of analysis, the Boards has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Note 3 - Capital Shares:

The unaudited pro forma net asset value per share assumes additional shares of common MagnaCap issued in connection with the proposed acquisition of MagnaCap by Growth and Income as of May 31, 2007. The number of additional shares issued was calculated by dividing the net assets of each Class of MagnaCap by the respective class net asset value per share of Growth and Income.

Note - Unaudited Pro Forma Adjustments:

The accompanying unaudited pro forma financial statements reflect changes in Fund shares as if the merger had taken place on May 31, 2007. MagnaCap's expenses were adjusted assuming Growth and Income's fee structure was in effect for the twelve months ended May 31, 2007, excluding offering costs.

Note 5 - Merger Costs:

ING Investments, LLC, or an affiliate and MagnaCap will share the costs associated with obtaining shareholder approval, including, but not limited to, vote solicitation and SEC filings.

Merger costs to be incurred by MagnaCap are estimated at approximately $70,400. These costs represent one half of the estimated expenses of the Fund carrying out its obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger. ING Investments LLC, Investment Adviser to the Funds, will bear the other half of the cost of the Merger.

Note 6 - Use of Estimates in Preparation of Pro Forma Financial Statements:

Management of the Fund has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

Note 7 - Federal Income Taxes:

It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired. A portion of the amount of these capital loss carryforwards may be limited in the future.

PORTFOLIO MANAGERS' REPORT FOR ING GROWTH AND INCOME FUND

Set forth below is an excerpt from ING Growth and Income Fund's Annual Report, dated May 31, 2007.

* * *

In our semi-annual report, we described resilient stock markets in the face of a sudden loss of risk appetite and record oil prices. In the second half of our fiscal year, a number of shocks and corrections also struck. But again, by the time it was over, markets had mostly taken the upsets in stride. Global equities in the form of the Morgan Stanley Capital International World IndexSM(1) ("MSCI World Index") measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below), gained 12.1% for the six months ended May 31, 2007 and a handsome 23.3% for the year ended May 31, 2007. In currencies, the U.S. dollar's early strides were ultimately retraced on expectations that that European interest rates were on the way up while those in the U.S. were not. This sent the euro to a new all time closing high against the U.S. dollar on April 18, 2007 and the pound to its highest level in over 25 years. The yen, however, was buffeted by the "carry trade", in which speculators borrow in yen at low interest and buy higher yielding securities in other currencies. For the six months ended May 31, 2007, the dollar fell 1.6% against the euro, 0.7% against the pound but gained 5.1% on the yen.

U.S. markets entered the second half of our fiscal year against a backdrop of a stable federal funds rate since June 2006 and a slowing economy dragged by a slumping housing market. By the end of December 2006, this was showing some signs of bottoming out, with unexpectedly good new and existing housing sales figures reported in the last few days of 2006, along with rebounding consumer confidence. Early reports in 2007 sustained this view and estimated fourth quarter 2006 gross domestic product ("GDP") growth was an impressive 3.5%.

But from February 2007, it soon became apparent that the improvement in housing figures had only reflected the mild weather of early winter. New starts, sales and prices were now falling. GDP growth was sharply revised down to 2.5%. To make matters worse the country's largest sub-prime mortgage lenders were reporting major losses.

February 2007 was an unsettling month in other ways. The China stock market had practically doubled in 2006 and the long expected pull back eventually came on February 27th when the index fell 9%. The effect on sentiment was to shake relative risk strategies generally.

The housing gloom continued into the second quarter. Foreclosures in April 2007 were 62% higher than one year earlier. Any respite in new home sales was attributed to price discounts and incentives. Existing home prices were reported as falling in the first quarter of 2007 year over year for the first time since 1991. Homebuilder confidence was eroding fast. The effect on GDP was clear. Growth in the latest quarter was reported at below 1%, the lowest since 2003.

Yet the feeling persisted that while the sub-prime debacle was more serious than at first thought and its effect more pervasive, the chance of it tripping the economy into recession was remote. Other measures of activity held up rather well. The consumer was still spending. Unemployment remained light at 4.5%. Purchasing managers' indices for both manufacturing and service industries surprised on the upside. A rebound seemed not far away.

U.S. fixed income markets saw a pronounced steepening of the yield curve during the second half of our fiscal year. Short Treasury yields fell and longer yields rose particularly in the last few months, surely reflecting the confidence-shaking events of February 2007, as well as the Federal Open Market Committee's ("FOMC") somewhat curious removal of its tightening bias on March 21, 2007, while still citing inflation as the predominant concern.

U.S. equities, represented by the Standard & Poor's 500® Composite Stock Price Index(2) ("S&P 500® Index") including dividends, stood up well to subprime mortgage lending issues and rose 10.3% for the second six months ended May 31, 2007 and finally on May 30, 2007 breaching its record set in March 2000. This was despite a 3.5% fall in reaction to events in China. Investors might have been depressed in anticipation of the first quarter in fifteen with less than double-digit year-over-year percentage profits growth for companies that make up the index. But, the average earnings growth rate that was emerging as our year ended was more than double what had been feared. Sentiment was also boosted by takeover activity, much of it from private equity firms able to draw from an apparently bottomless well of liquidity.

Internationally, the MSCI Japan® Index rose 11.35% for the six months ended May 31, 2007, amid the usual contradictory mix of economic statistics. GDP growth held up well after the fastest quarterly expansion in three years. Unemployment remained at a nine-year low. But consumer prices and wages started falling again, forcing the Bank of Japan, which raised interest rates in February 2007 to a still wafer-thin 0.5%, to leave them there, keeping the carry trade in business. For the year ended May 31, 2007, the MSCI Japan® Index returned 15.56%. Europe ex UK® Index surged 17.2% in the second half on the basis of high consumer and business confidence, the lowest Eurozone unemployment since records began, benign inflation just below 2% and continuing merger and acquisition activity. This was despite two interest rate increases, higher German value-added-tax ("VAT") and a strong euro. For the year ended May 31, 2007, the MSCI Europe ex UK® Index returned 31.0%. In the UK, a housing boom and robust service sector raised year over year GDP growth to 3.0% or close to it. The Bank of England raised rates twice to 5.5%, the highest in six years. But non-financial companies were making record profits. By the end of the fiscal year, retail sales were buoyant and consumer confidence was high. Again encouraged by mergers and acquisitions, the MSCI UK® Index responded with an 11.6% advance for the six months ended May 31, 2007 and for the year ended May 31, 2007 returned 20.2%.
____________________
(1)	The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
(2)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.
(3)	The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
(4)	The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
(5)	The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

* * * *

ING Growth and Income Fund(1) (the "Fund") seeks growth of capital and income. The Fund is managed by Christopher F. Corapi and Scott Lewis, Portfolio Managers of ING Investment Management Co.(2) ("ING IM") - the Sub-Adviser.

The Fund is managed by Christopher F. Corapi and Scott Lewis, Portfolio Managers of ING Investment Management Co.(2) ("ING IM") - the Sub-Adviser. Performance: For the year ended May 31, 2007, the Fund's Class A shares, excluding sales charges, provided a total return of 23.65% compared to the Standard and Poor's 500® Composite Stock Price Index ("S&P 500® Index") and the Russell 1000® Value Index, which returned 22.79% and 25.58%, respectively, for the same period.

Portfolio Specifics: Wellington - From June 1, 2006 to August 11, 2006, Fund outperformance was driven roughly equally by stock selection and allocation among sectors. Selection was strongest in financials, where a position in SunTrust Banks, Inc. benefited from strong loan growth. Other top contributors included telecommunications firm AT&T, Inc., health care concern Baxter International, Inc., and consumer goods manufacturer Altria Group, Inc. AT&T, Inc. over-delivered on original synergy estimates and raised guidance as the legacy businesses exceeded expectations. Baxter International, Inc. benefited from a better than expected second quarter earnings release, driven by strong performance in their BioScience business. After several key legal victories, tobacco company Altria Group, Inc. appeared poised to spin-off Kraft in a move that could unlock significant shareholder value. In the meantime, the company's tobacco holdings provided stable earnings growth and terrific free cash flow that was consistently returned to shareholders. Allocation added value primarily due to underweight positions in the lagging consumer discretionary and technology sectors. An overweight in strong utilities stocks also helped relative returns. Partially offsetting these positive contributors was an overweight position in the materials sector, which trailed the benchmark, and an underweight among rising energy stocks.

Despite positive selection overall, there were some pockets of weakness during the period. Dow Chemical reported results below analyst expectations as price increases could not keep up with rising raw materials costs. Construction equipment company Caterpillar was impacted by concerns about weakening residential construction in the US, while fears of overcapacity in alumina put downward pressure on Alcoa. Shipping company UPS missed the mark on their supply chain cost savings initiatives. While pharmaceutical company Pfizer was strong during the period on news of a new CEO, we were underweight the stock relative to the benchmark, negatively impacting relative results.

ING IM: From August 14, 2006 - May 31, 2007, Fund underperformance can be attributed largely to selection in energy and information technology. Our decision to underweight the consumer discretionary sector also detracted from returns. In contrast, stock selection in industrials, utilities and consumer discretionary added to relative returns.

Precision Castparts Corp., General Cable Corp. and ABB Ltd. ADR were three industrial holdings that aided performance. Precision Castparts Corp. continues to benefit from strength in the aerospace market. We believe that this cycle could extend further than expected once the established U.S. and European carriers re-enter the market and the next generation of narrow-body planes are introduced. Our investment in companies with exposure to utility transmission and distribution, such as General Cable Corp. and ABB Ltd. ADR, continue to benefit from spending to increase the reliability of the electric grid. Finally, our position in Coach, Inc. aided performance. In the second half of last year, it experienced substantial margin improvement coupled with solid revenue growth due to pricing power strength.

In contrast, our decision not to own, for a majority of the reporting period, Apple, Inc. within the technology sector acted as a drag on performance. Excitement over the upcoming release of the company's iPhone continued to drive the stock's price higher. Our investment in Motorola, Inc. was hurt by disappointing handset sales during the holiday season causing inventory concerns. Evergreen Energy, Inc. and Weatherford International Ltd. acted as the largest drags on performance in energy. Weatherford International Ltd. was hurt by a sharp and unanticipated decline in natural gas prices in the third quarter of last year. Finally, our investment in Evergreen Energy, Inc., a company with a potentially revolutionary coal cleaning process, underperformed as management failed to deliver on performance milestones we viewed within reach. The positions in Motorola, Inc., Weatherford International Ltd. and Evergreen Energy, Inc. have been eliminated from the Fund.

Current Strategy and Outlook: Currently, the Fund is positioned in companies which we believe have strong or improving competitive positions, robust end markets and/or superior capital allocation opportunities. Furthermore, in our view, each stock possesses an attractive valuation and a clear catalyst to improve it. A few of the top portfolio positions include: Precision Castparts Corp. (discussed above), Allegheny Technologies, Inc., News Corp., Inc. and Qualcomm, Inc.

Within media, we find News Corp., Inc. attractive based on our view that advertising spending growth will remain robust and that internet advertising will continue to grow more rapidly than the industry as a whole. News Corp., Inc. is well positioned in the online space due to a number of key strategic acquisitions. We continue to like companies that have exposure to the aerospace market. We have emphasized suppliers, such as Precision Castparts Corp. and Allegheny Technologies, Inc., over manufacturers because we see greater opportunities for these companies to augment their earnings power. Finally, Qualcomm, Inc. is a beneficiary of the move in the cellular industry to third generation technologies that increase capacity and integrate data services on wireless networks. We expect strength in chipsets and handsets will continue to benefit the company going forward.
	Class A with Sales Charge	Class A without Sales Charge	Russell 1000 (R) Value Index	S&P 500(R) Index
5/31/1997	$9,425	$10,000	$10,000	$10,000
5/31/1998	$12,009	$12,741	$13,266	$13,071
5/31/1999	$13,040	$13,836	$15,194	$15,725
5/31/2000	$14,139	$15,002	$14,923	$17,606
5/31/2001	$11,865	$12,589	$16,069	$15,709
5/31/2002	$9,947	$10,554	$15,177	$13,613
5/31/2003	$8,596	$9,120	$13,985	$12,564
5/31/2004	$9,949	$10,556	$16,756	$14,939
5/31/2005	$10,993	$11,663	$19,351	$16,347
5/31/2006	$12,175	$12,917	$21,791	$17,881
5/31/2007	$15,053	$15,971	$27,365	$21,982

Average Annual Total Returns for the Periods Ended May 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:	16.58%	7.35%	4.17%	--	--
Class A	17.76%	7.55%	--	1.53%	--
Class B	21.72%	7.83%	--	--	1.53%
Class C	23.98%	8.91%	5.09%	--	--
Excluding Sales Charge:
Class A	23.65%	8.64%	4.79%	--	--
Class B	22.76%	7.84%	--	1.53%	--
Class C	22.72%	7.83%	--	--	1.53%
Class I	23.98%	8.91%	5.09%	--	--
Russell 1000 Value Index	25.58%	12.51%	10.59%	8.68%	8.30%
Russell 1000 Index	22.93%	10.06%	8.19%	4.86%	5.57%

Based on a $10,000 investment, the graph and table above illustrate the total return of ING Growth and Income Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges. The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares. The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

___________________________
(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.
(5)	The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(6)	Since inception performance for indices is shown from July 1, 1998.

[Insert ING Logo & Address]

3 Easy Ways to vote your proxy

Vote by Phone: Call toll free 1-888-221-0697 and follow the recorded instructions.

Vote on the Internet: Log on to Proxyweb.com and follow the on-line directions.

Vote by Mail: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 30, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ING MAGNACAP FUND

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 on October 30, 2007 at 10:00 a.m., Local time, and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.
____________________________________ Signature (s) (if held jointly)	_____________________________________ Date

This proxy ballot must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:
1.

To approve an Agreement and Plan of Reorganization by and among ING MagnaCap Fund and ING Growth and Income Fund, providing for the reorganization of ING MagnaCap Fund with and into ING Growth and Income Fund.

For [ ]	Against [ ]	Abstain [ ]

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PART C:

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Article 12, Section (d) of the Registrant's form of Articles of Amendment and Restatement provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are covered under a directors and officers/errors and omissions liability insurance policy issued by ICI Mutual Insurance Company, which expires October 1, 2007.

Section 9 of the Management Agreement provides the following:

The Manager may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the Investment Company Act of 1940 ("1940 Act") or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Manager's duties, or by reason of reckless disregard of the Manager's obligations and duties under this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Sub-Adviser or any of the Sub-Adviser's stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered under a Sub-Adviser Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Manager's duties under this Agreement, or by reason of reckless disregard of the Manager's obligations and duties under this Agreement. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Series shall be enforceable against the assets and property of that Series only, and not against the assets or property of any other series of the Fund.

The Administrative Agreement provides for indemnification of the Administrator. Section 7 of the Agreement provides the following:

The Administrator may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Administrator nor its stockholders, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Administrator's duties, or by reason of reckless disregard of the Administrator's obligations and duties under this Agreement. The liability incurred by the Administrator pursuant to this paragraph 7 in any year shall be limited to the revenues of the Administrator derived from the Fund in that fiscal year of the Fund. The Administrator shall look solely to Fund property for satisfaction of claims of any nature against the Fund or a director, officer, employee or agent of the Fund individually arising in connection with the affairs of the Fund.

Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights that those provided by statute.

ITEM 16. EXHIBITS

(1)	(a)

Articles of Amendment and Restatement dated February 21, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant's Form N-1A Registration Statement on July 24, 2002, and incorporated herein by reference.

(b)

Articles of Amendment dated February 26, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant's Form N-1A Registration Statement on July 24, 2002, and incorporated herein by reference.

(c)

Articles of Amendment dated September 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 61 to the Registrant's Form N-1A Registration Statement on September 30, 2003, and incorporated herein by reference.

(d)

Articles of Amendment dated October 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004, and incorporated herein by reference.

(e)

Articles of Amendment effective February 17, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004, and incorporated herein by reference.

(f)

Articles of Amendment effective March 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004, and incorporated herein by reference.

(g)

Articles of Amendment effective August 14, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant's Form N-1A Registration Statement on July 21, 2005 and incorporated herein by reference.

(h)

 Articles of Amendment, effective August 14, 2006, regarding name change of ING Equity Income Fund to ING Growth and Income Fund - Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A on May 24, 2007 and incorporated herein by reference.

(2)

Second Amended and Restated By-Laws - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006, and incorporated herein by reference.

(3)	Not Applicable.

(4)

Form of Agreement and Plan of Reorganization between ING Series Fund, Inc., on behalf of its ING Growth and Income Fund series, and ING Investment Funds, Inc., on behalf of its ING MagnaCap Fund series - Filed herewith.

(5)

Form of Instruments Defining Rights of Holders (set forth in the Articles of Amendment and Restatement) - Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registrant's Form N-1A Registration Statement on February 27, 2002, and incorporated herein by reference.

(6)	(a)

Amended Investment Management Agreement between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004, and incorporated herein by reference.

(i)

Amended Schedule A, effective April 11, 2006 to the Amended Investment Management Agreement between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006, and incorporated herein by reference.

(ii)

Amendment to Amended Investment Management Agreement, dated January 1, 2007, between ING Investments, LLC and ING Series Fund, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A on May 24, 2007 and incorporated herein by reference.

(b)

Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. dated March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004, and incorporated herein by reference.

(i)

First Amendment to Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. effective July 29, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004, and incorporated herein by reference.

(ii)

Amended Schedule A, effective April 11, 2006, with respect to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. dated March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006, and incorporated herein by reference.

(iii)

Second Amendment to Sub-Advisory Agreement, dated January 1, 2007, between ING Investments, LLC and ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) - Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A on May 24, 2007 and incorporated herein by reference.

(c)

Amended and Restated Expense Limitation Agreement effective March 1, 2002, as restated August 1, 2003, and amended and restated April 1, 2005 between ING Investments, LLC and ING Series Fund, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 76 to the Registrant's Registration Statement filed on Form N-1A on July 14, 2005, and incorporated herein by reference.

(i)

Amended Schedule A, effective January 1, 2007, to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Series Fund, Inc., dated April 1, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 94 to the Registrant's Registration Statement on Form N-1A on February 16, 2007, and incorporated herein by reference.

(ii)

Amended Schedule A to the Amended and Restated Expense Limitation Agreement effective January 1, 2007, between ING Investments, LLC and ING Series Fund, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A on May 24, 2007 and incorporated herein by reference.

(7)	(a)

Underwriting Agreement between ING Series Fund, Inc. and ING Funds Distributor, Inc. and Schedule A to the Underwriting Agreement., dated January 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004, and incorporated herein by reference.

(i)

Amended Schedule of Approvals, effective April 11, 2006, with respect to the Underwriting Agreement between ING Series Fund, Inc. and ING Funds Distributor, LLC, dated January 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 94 to the Registrant's Registration Statement on Form N-1A on February 16, 2007, and incorporated herein by reference.

(ii)

Substitution Agreement with respect to the Underwriting Agreement between ING Series Fund, Inc. and ING Funds Distributor, Inc. dated October 8, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004, and incorporated herein by reference.

(b)

Master Selling Dealer Agreement - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Form N-1A Registration Statement on December 15, 2000, and incorporated herein by reference.

(8)

Directors' Deferred Compensation Plan - Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Form N-1A Registration Statement on January 16, 1998, and incorporated herein by reference.

(9)	(a)

Custody Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004, and incorporated herein by reference.

(i)

Amended Exhibit A, effective December 20, 2006, with respect to the Custody Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 94 to the Registrant's Registration Statement on Form N-1A on February 16, 2007, and incorporated herein by reference.

(b)

Foreign Custody Manager Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004, and incorporated herein by reference.

(i)

Amended Schedule 2 with respect to the Foreign Custody Manager Agreement between ING Series Fund, Inc. and The Bank of New York (BNY) - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004, and incorporated herein by reference.

(ii)

Amended Exhibit A, effective December 20, 2006, with respect to the Foreign Custody Manager Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 94 to the Registrant's Registration Statement on Form N-1A on February 16, 2007, and incorporated herein by reference.

(c)

Securities Lending Agreement and Guaranty with The Bank of New York (BNY), dated August 7, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004, and incorporated herein by reference.

(i)

Amended Exhibit A, effective December 20, 2006, with respect to the Securities Lending Agreement and Guaranty with The Bank of New York dated August 7, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 94 to the Registrant's Registration Statement on Form N-1A on February 16, 2007, and incorporated herein by reference.

(10)	(a)

Amended and Restated Distribution and Shareholder Services Plan (Class A) effective March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004, and incorporated herein by reference.

(i)

Amended Schedule 1, effective April 11, 2006, with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class A) - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

(b)

Amended and Restated Distribution and Shareholder Services Plan (Class B) effective March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004, and incorporated herein by reference.

(i)

Amended Schedule 1, effective April 11, 2006, with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class B) - Filed as and Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

(c)

Amended and Restated Distribution and Shareholder Services Plan (Class C) effective March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004, and incorporated herein by reference.

(i)

Amended Schedule 1, effective April 11, 2006, with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class C) - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006, and incorporated herein by reference.

(ii)

Amended Schedule 2 with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class C) - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004, and incorporated herein by reference.

(d)

Amended and Restated Distribution and Shareholder Services Plan (Brokerage Cash Reserves) effective March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004, and incorporated herein by reference.

(e)

Multiple Class Plan pursuant to Rule 18f-3 for ING Series Fund, Inc. approved June 25, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 61 to the Registrant's Form N-1A Registration Statement on September 30, 2003, and incorporated herein by reference.

(i)

Amended Schedule A, effective April 11, 2006, to the Multiple Class Plan pursuant to Rule 18f-3 for ING Series Fund, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006, and incorporated herein by reference.

(ii)

Amended Schedule B, effective April 11, 2006, to the Multiple Class Plan pursuant to Rule 18f-3 for ING Series Fund, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006, and incorporated herein by reference.

(11)	Opinion and Consent of Counsel - Filed herewith. .

(12)	Opinion and Consent of Counsel Supporting Tax Matters and Consequences - To be filed by subsequent post-effective amendment. .

(13)	(a)

Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc., dated May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004, and incorporated herein by reference.

(i)

Amended Schedule A, effective April 11, 2006, with respect to the Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc. dated May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006, and incorporated herein by reference.

(b)

Fund Accounting Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004, and incorporated herein by reference.

(i)

Amended Exhibit A, effective December 20, 2006, with respect to the Fund Accounting Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 94 to the Registrant's Registration Statement on Form N-1A on February 16, 2007, and incorporated herein by reference.

(c)

Allocation Agreement (Investment Company Blanket Bond) dated September 24, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004, and incorporated herein by reference.

(i)

Amended Schedule A with respect to the Allocation Agreement (Investment Company Blanket Bond) - Filed as an Exhibit to Post-Effective Amendment No. 85 to the Registrant's Registration Statement on Form N-1A on February 27, 2006, and incorporated herein by reference.

(d)

Custodial Undertaking in Connection with Master Repurchase Agreement with Goldman, Sachs & Co. and The Bank of New York dated March 13, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004, and incorporated herein by reference.

(i)

Amended Custodial Undertaking in Connection with Master Repurchase Agreement with Goldman, Amended Custodial Undertaking in Connection with Master Repurchase Agreement with Goldman, Sachs & Co. and The Bank of New York dated June 7, 2006 - To be filed by subsequent Post-Effective Amendment.

(e)

Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Series Fund, Inc. and Aeltus Investment Management, Inc. dated January 30, 1998 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004, and incorporated herein by reference.

(i)

First Amendment to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Series Fund, Inc. and Aeltus Investment Management, Inc. dated as of September 29, 2000 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004, and incorporated herein by reference.

(f)

Agency Agreement between Aetna Series Fund, Inc. and DST Systems, Inc. dated July 7, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004, and incorporated herein by reference.

(i)

Amended Exhibit A, effective April 11, 2006, with respect to the Agency Agreement between ING Series Fund, Inc. and DST Systems, Inc. dated July 7, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006, and incorporated herein by reference.

(14)	Consent of independent auditor - Filed herewith.

(15)	Not applicable.

(16)	Powers of attorney - Filed as an attachment to Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A filed on May 24, 2007 and incorporated herein by reference.

(17)	Not applicable.

ITEM 17. UNDERTAKINGS

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 30th day of July, 2007.
ING SERIES FUND, INC.

By:	/s/ Theresa K. Kelety
Theresa K. Kelety
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
SIGNATURE	TITLE	DATE

	President and Chief Executive	July 30, 2007
Shaun P. Mathews*	Officer

	Senior Vice President and	July 30, 2007
Todd Modic*	Chief/Principal Financial Officer

	Director	July 30, 2007
Albert E. DePrince Jr.*

	Director	July 30, 2007
Maria T. Fighetti*

	Director	July 30, 2007
Sidney Koch*

	Director	July 30, 2007
Corine T. Norgaard*

	Director	July 30, 2007
Joseph E. Obermeyer*

	Director	July 30, 2007
Edward O'Dell*

*By: /s/ Theresa K. Kelety
Theresa K. Kelety
Attorney-in-Fact**

**           Powers of attorney for Shaun P. Mathews, Todd Modic and each Director - Filed as an attachment to Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A filed on May 24, 2007 and incorporated herein by reference.

Exhibit Index
Exhibit Number	Name of Exhibit
(4)

Form of Agreement and Plan of Reorganization between ING Series Fund, Inc., on behalf of its ING Growth and Income Fund series, and ING Investment Funds, Inc., on behalf of its ING MagnaCap Fund series

(11)	Opinion and Consent of Counsel
(14)	Consent of independent auditor